Exhibit 10.4


          AMENDED AND RESTATED OPERATING AGREEMENT OF ADA-NEXCOAL, LLC

     This Amended and Restated Operating Agreement of ADA-NexCoal, LLC ("Agreement") is made and entered into to be effective as of November 3, 2006 (the "Effective Date"), by and among ADA-ES, Inc., a Colorado corporation ("ADA"), NexGen Refined Coal, LLC, a Wyoming limited liability company ("NexGen") as members (each individually a "Member" and collectively the "Members") and ADA-NexCoal, LLC, a Colorado limited liability company (the "Company"). ADA, NexGen and the Company are hereinafter sometimes referred to each individually herein as a "party" and collectively as the "parties."

                                    RECITALS:
                                    ---------

     A. ADA has formed the Company under the laws of the State of Colorado for the purpose of engaging in the Business described herein.

     B. ADA and the Company are parties to that certain Operating Agreement dated as of November 3, 2006 (the "Existing LLC Agreement").

     C. ADA owns One Hundred (100) Units of membership interests in the Company, representing, without limitation, one hundred percent (100%) of the rights to profits and losses of the Company, all capital of the Company, all rights to receive distributions of the Company's assets, and all rights to participate in the management of the Company, for which it paid $1000.00 in cash and entered into a License Agreement dated as of November 3, 2006 (the "License Agreement"), a copy of which is attached hereto as Exhibit D.

     D. NexGen and ADA are entering into that certain Purchase and Sale Agreement (the "Purchase Agreement"), pursuant to which ADA will sell, and NexGen will purchase, fifty (50) of ADA's Units in the Company, which will amount to fifty percent (50%) of the total membership interests to be outstanding, all in accordance with and subject to the conditions set forth in, the Purchase Agreement.

     E. NexGen and ADA have agreed to amend and restate the Existing LLC Agreement to set forth their mutual understanding and agreement regarding the matters set forth herein.

                                   ARTICLE I
                            FORMATION OF THE COMPANY
                            ------------------------

     1.1 Name and Formation. The name of the Company is ADA-NexCoal, LLC. The Company was formed by the filing of Articles of Organization of the Company (the "Articles") with the Secretary of State of the State of Colorado on, October 31, 2006, pursuant to the Colorado Limited Liability Company Act (the "Act"). The Company's Business (as hereafter defined) may be conducted under such other names as the Members may from time to time agree to be necessary or advisable. The rights and liabilities of the parties hereto shall be as provided in the Act except as herein otherwise expressly provided.

     1.2 Principal Place of Business; Qualification. The principal place of business of the Company shall be located at 8100 SouthPark Way, Unit B, Littleton, CO 80120. The Company may locate its place(s) of business and registered office at any other place or places as the Board may from time to time deem necessary or advisable. The Company shall qualify to do business in such states in which such qualification is necessary.

     1.3 Registered Office and Registered Agent. The Company's registered office and registered agent in Colorado shall be Mark H. McKinnies, with an address of 8100 SouthPark Way, Unit B, Littleton, CO 80120.

     1.4 Term. The term of existence of the Company shall be unlimited, subject to being dissolved in accordance with the provisions of this Agreement.

     1.5 Purposes and Powers.

          (a) Purposes. The purposes and character of the business of the Company shall be to (i) enter into the Transaction Agreements (as hereafter defined), (ii) accept contributions by the Members in accordance with the provisions of this Agreement, (iii) engage in the Business (as hereafter defined), and (v) engage in other business consistent with or in furtherance of the foregoing, as may be necessary or appropriate to accomplish the purposes set forth herein or as may be approved by the Board from time to time. The Company will not engage in any other business or activity not within the scope of the preceding sentence or otherwise permitted or contemplated by this Agreement (whether or not permitted by the Articles) unless approved by the Board or if required, the Members in accordance with Section 6.2 hereof.

          (b) Powers. The Company shall have all powers which are necessary or desirable to carry out the purposes and Business of the Company, to the maximum extent the same are available and may be legally exercised by limited liability companies under the Act.

     1.6 Limits of Company Activities; Independent Activities.

     Except as set forth in Sections 11.8 and 11.9, the Members hereby agree that no other provision in this Agreement shall be deemed to restrict in any way the rights of any of the Members or any Manager, officer, shareholder or Affiliate of any of the Members from conducting, engaging or participating in any other activity, trade or business, independently or with others, whether or not any such activity, trade or business is adverse to, competes with or is complementary with, the Business or the business of any Subsidiary of the Company or of any other Member or any of a Member's Affiliates, and neither the Company nor the other Members shall have any rights in or to any such trade, business or activity or the income or profits derived therefrom.

     1.7 Default Rules Under the Act. Regardless of whether this Agreement specifically refers to a particular Default Rule: (i) if any provision of this Agreement conflicts with a Default Rule, the provision of this Agreement controls and such Default Rule is hereby modified or negated accordingly, and
(ii) if it is necessary to construe a Default Rule as modified or negated in order to effectuate any provision of this Agreement, such Default Rule is hereby modified or negated accordingly.

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

     1.8 Existing LLC Agreement. This Agreement completely amends, restates and supersedes the Existing LLC Agreement.

     1.9 Title to Property. All real and personal property, whether tangible or intangible, owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such property in its individual name, and each Member's interest in the Company shall be personal property for all purposes. Except as otherwise provided in this Agreement, the Company shall hold all of its real and personal property in the name of the Company and not in the name of any Member.

     1.10 Intent. It is the intent of the Members that the Company be operated in a manner consistent with its treatment as a partnership for federal and state income tax purposes. The Company shall take all appropriate actions to ensure that the Company will be treated as a partnership for federal and state income tax purposes, including the making of available tax elections. No election may be made to treat the Company as an association taxable as a corporation for federal or state income tax purposes without obtaining the unanimous written consent of all of the Members pursuant to Section 6.2. Neither the Company nor any Member shall take any action inconsistent with the express intent of the parties hereto as set forth in this Section 1.10.

                                   ARTICLE II
                      DEFINITIONS AND RULES OF CONSTRUCTION
                      -------------------------------------

     2.1 Definitions.

     The terms defined in this Article II, wherever used and capitalized in this Agreement, have the meanings set forth below. Certain other capitalized terms are defined in the text of this Agreement in the Section where such terms are first used, and such definitions shall apply throughout this Agreement wherever such terms are used.

     "AAA" shall have the meaning ascribed to such term in Section 5.1(d).

     "Act" shall mean the statutes governing limited liability companies in the State of Colorado, which, as of the Effective Date, is Chapter 80 of Title 7 of the Colorado Revised Statutes.

     "ADA" has the meaning in the preamble hereof.

     "ADA Managers" has the meaning ascribed to such term in Section 5.1(c).

     "Affiliate" of a Person means (i) any Person directly or indirectly owning, controlling or holding with power to vote fifty percent (50%) or more of the outstanding voting securities of such Person; (ii) any Person fifty percent (50%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such Person; (iii) any Person directly or indirectly controlling, controlled by, or under common control with such Person; or (iv) any officer, Manager or partner of any company which is an Affiliate of such Person under (i), (ii) or (iii) above.

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

     "Agreement" means this Amended and Restated Operating Agreement of the Company as adopted on the Effective Date and as the same may be further amended or restated from time to time.

     "Annual Business Plan" shall mean the annual business plan developed and adopted by the Board of Managers, as approved by the Members which shall set forth the projected revenues, expenses and capital needs of the Company for the succeeding twelve (12) month period (or such other period as stated therein). The first Annual Business Plan shall be approved by the Members and thereafter adopted by the Board as soon as reasonably practicable following the Effective Date, and shall cover the period described therein. Thereafter, an Annual Business Plan shall be adopted to become effective as of December 31 of each calendar year, and shall cover the succeeding twelve (12) month period thereafter.

     "Appraiser" has the meaning given that term in Section 9.2(c).

     "Appraised Value" has the meaning given that term in Section 9.2(c).

     "Articles" shall have the meaning ascribed to such term in Section 1.1 hereof.

     "Bankruptcy" means the filing by a Person of a petition commencing a voluntary case under the Bankruptcy Code; a general assignment by a Person for the benefit of creditors; an admission in writing by a Person of its inability to pay debts as they become due; the seeking or acquiescence by a Person in the appointment of any trustee, receiver, or liquidator for the Person or for any part of the Person's property; or the commencement against a Person of an involuntary case under the Bankruptcy Code, or a proceeding under any receivership, composition, readjustment, liquidation, insolvency, dissolution or similar law or statute, if not dismissed or vacated within 60 days.

     "Bankruptcy Code" shall mean Title 11 of the United States Code.

     "Board Decision Threshold" means $25,000.

     "Board of Managers" or "Board" shall mean the Managers appointed pursuant to Section 5.1(c) hereof.

     "Bona Fide Offer" means an offer in writing, from a third party that is financially capable of closing the proposed acquisition either itself or through reasonably available and confirmed financing (as shown by said third party), which third party is not an Affiliate of a Member and which offer is capable of being accepted and, when accepted, will result in an enforceable agreement, for the purchase of all of the Transferor's Units.

     "Business" means either the Chemicals Business or the Section 45 Business, as such terms are defined in the License Agreement. As of the Effective Date, the Company shall be deemed a Chemicals Business, but as part of such Business, it shall use commercially reasonable efforts to become a Section 45 Business as soon as practicable. Upon receipt of the PLR (as defined in the definition of

Section 45 Business), the Company shall, without any further action from the Board or any Party, be deemed a Section 45 Business. As a Section 45 Business, the Company may continue to engage in the Chemicals Business, but for all purposes, it shall be considered a Section 45 Business. Notwithstanding the definitions of Chemicals Business and Section 45 Business, the Business of the Company shall be limited to (i) developing, marketing and deploying the Technology, and (ii) organizing, owning, operating, managing, selling, and otherwise dealing, either directly or through one or more Subsidiaries of the Company, in one or more businesses based on the Technology.

     "Capital Account" shall have the meaning set forth in Section 3.5(a).

     "Capital Call" shall have the meaning set forth in Section 3.2.

     "Capital Contribution" means any contribution by a Member to the capital of the Company in cash or property whenever made.

     "Chairman" means the Member elected as Chairman of a Members' meeting in accordance with Section 6.5.

     "Change of Control" shall mean in the case of a Person, (i) any consolidation or merger of such Person with or into any other Person, or any other corporate reorganization, in which its equity holders immediately prior to such consolidation, merger or reorganization, own less than 50% of the voting power immediately after such consolidation, merger or reorganization, or (ii) a sale, lease or other disposition of all or substantially all of its assets, other than (A) the sale of inventory in the ordinary course of business, or (B) the sale, lease or other disposition of such Person's assets other than inventory in any calendar year having an aggregate fair market value not in excess of 75% of the fair market value of such Person's total assets unless otherwise determined by the Board, which shall apply the rebuttable presumption that a sale of assets comprised of less than 75% of the fair market value of a Person is not a Change of Control. It is specifically understood that the Company may form subsidiary entities to carry on the Business, and the sale of any such subsidiary, in whole or in part, shall not be deemed a Change of Control, even if the specifics of the transaction fall within the definition of Change of Control set forth above.

     "Chemicals Business" shall have the meaning set forth in Section 1.3 of the License Agreement, a copy of which is attached hereto as Exhibit D.

     "Code" means the Internal Revenue Code of 1986, as amended. All references to particular sections of the Code shall be deemed to include reference to corresponding provisions of subsequent federal tax law, as set forth in the Code, the Regulations, and the published interpretations thereof.

     "Company" means ADA-NexCoal, LLC, a Colorado limited liability company.

     "Company Option Period" has the meaning set forth in Section 9.2(a).

     "Confidential Information" has the meaning set forth in Section 11.8(a).

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

     "Damages" shall have the meaning ascribed to such term in Section 5.7(b).

     "Default Amount" shall have the meaning ascribed to such term in Section
3.3 hereto.

     "Default Interest Rate" means the lesser of (a) the Prime Rate, plus 600 basis points, and (b) the maximum non-usurious rate of interest under applicable Law.

     "Default Rule" means a provision of the Act that would apply to the Company unless otherwise provided in, or modified by, the Agreement.

     "Defaulting Member" shall have the meaning ascribed to such term in Section
3.3 hereto.

     "Disability" shall mean the physical or mental impairment to the extent that the person in question becomes unable, despite any reasonable accommodation required by law, to perform the essential functions of his position with the Company including, without limitation, his or her role as a Manager.

     "Effective Date" shall have the meaning ascribed to such term in the preamble hereto.

     "Existing LLC Agreement" shall have the meaning set forth in the recitals hereto.

     "Fiscal Year" means the Company's fiscal year, which shall end on December 31 of each year.

     "Force Majeure" means an act of God, war, terrorism, hostilities, riot, fire, explosion, accident, flood or sabotage; lack of adequate fuel, power, raw materials, containers or transportation for reasons beyond such party's reasonable control; labor trouble, strike, lockout or injunction (provided that neither party shall be required to settle a labor dispute against its own best judgment); compliance with governmental laws, regulations, or orders requiring unreasonable effort or expense; breakage or failure of machinery or apparatus; or any other cause whether or not of the class or kind enumerated above, including, but not limited to, a severe economic decline or recession, which prevents or materially delays the performance of this Agreement in any material respect arising from or attributable to acts, events, non-happenings, omissions, or accidents beyond the reasonable control of the party affected, provided, however, that Force Majeure shall not relieve any party of the obligation to make any payments required hereunder unless such event affects normal banking transactions.

     "Indemnitee" shall have the meaning set forth in Section 10.1(a).

     "Law" means such United States or State statutes, regulations, rules, ordinances, or other Laws (as the same have been interpreted by the courts) that are applicable to this Agreement, the other Transaction Agreements, the parties hereto or the Business.

     "License Agreement" means that certain License Agreement, dated as of November 3, 2006, by and between ADA and the Company pursuant to which ADA granted the Company an exclusive royalty-free license to use the Licensed Property, all in accordance with the terms thereof, a copy of which is attached hereto as Exhibit D.

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

     "Licensed Property" shall have the meaning ascribed to such term in the License Agreement.

     "Lien" means any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, charge, deposit arrangement, preference, priority, security interest, option, right of first refusal or other transfer restriction or encumbrance of any kind (including preferential purchase rights, conditional sales agreements or other title retention agreements, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

     "LOI" means that certain letter agreement re: "Joint Venture Proposal for ADA-ES, Inc. and NexGen Resources Corporation" dated as of June 26, 2006, as the same was executed by the parties thereto.

     "Manager" has the meaning ascribed to such term in Section 5.1.

     "Member" means each of the Persons named in the introductory paragraph and shall include Persons acquiring new Units as authorized herein, and those Persons acquiring Units in the Company after the Effective Date who have succeeded to all or part of the Units as a Permitted Transferee pursuant to this Agreement. The Members and their respective Unit ownership and Sharing Ratios are as set forth in Exhibit B, as the same may be updated or amended from time to time.

     "Member Loans" has the meaning set forth in Section 3.9.

     "Member Option Period" has the meaning set forth in Section 9.2(b).

     "NexGen" has the meaning in the preamble hereof.

     "NexGen Managers" has the meaning ascribed to such term in Section 5.1(c).

     "Non-Defaulting Members" shall have the meaning ascribed to such term in
Section 3.3 hereto.

     "Non-payment Election" shall have the meaning ascribed to such term in the Purchase Agreement.

     "Non-transferring Member" has the meaning set forth in Section 9.2(b).

     "Non-voting Units" means Units that have no associated voting, consent or approval rights and only represent an economic interest in the Company.

     "Non-voting Member" means a Person owning only Non-voting Units and who has been admitted as a Member of the Company in accordance with all requirements of this Agreement.

     "Notice to Sell" has the meaning set forth in Section 9.3.

     "Offered Units" has the meaning set forth in Section 9.3.

     "Officer" means a Person appointed as an officer of the Company by the Managers pursuant to Section 5.4.

     "Option Notice" has the meaning set forth in Section 9.2(b).

     "Option Seller" has the meaning set forth in Section 9.2(c).

     "Option Units" has the meaning set forth in Section 9.2.

     "Participating Member" shall have the meaning ascribed to such term in
Section 3.3(a) hereto.

     "Permitted Transfer" shall have the meaning ascribed to such term in
Section 9.1.

     "Permitted Transferee" shall have the meaning ascribed to such term in
Section 9.1.

     "Person" means an individual, business entity (including, without limitation, a corporation, limited partnership, general partnership, registered limited partnership, registered limited liability partnership or limited liability company), business trust, estate, trust, association, joint venture, government, governmental subdivision or agency, or any other legal or commercial entity organized or existing in any jurisdiction.

     "Profit" or "Loss" means the income or loss of the Company as determined under the capital accounting rules of Section 704 of the Code, and those Treasury Regulations relating to the computation of items of income, gain, deduction and loss promulgated thereunder.

     "Proceeding" shall have the meaning ascribed to such term in Section
5.7(b).

     "Purchase Agreement" has the meaning set forth in the recitals hereto.

     "Purchase Price" has the meaning set forth in Section 9.2(c).

     "Purchasing Members" shall have the meaning ascribed to such term in
Section 9.2(b).

     "Regulations" means the Income Tax Regulations promulgated by the Department of the Treasury in connection with the interpretation and enforcement of the Code, as such regulations may be amended from time to time.

     "Representatives" shall have the meaning ascribed to such term in Section 11.8.

     "Section 45 Business" shall have the meaning set forth in Section 1.11 of the License Agreement, a copy of which is attached hereto as Exhibit D.

     "Securities Act" shall mean The Securities Act of 1933, as amended.

     "Sharing Ratio" means the sharing ratio of a Member, expressed as a percentage of the total, in allocations of Profits, Losses and other items of income, gain, loss or deduction and distributions of cash and property.. The initial Sharing Ratio shall be equal to the ownership by each Member of Units, expressed as a ratio equal to the number of such Member's Units over the total number of outstanding Units, as set forth on Exhibit B. Thereafter, the Sharing Ratio shall be adjusted and Exhibit B shall be amended or updated from time to time to reflect the Sharing Ratio in effect at any given time, as required by this Agreement, based on (i) the Capital Contributions made by each Member and the ownership of Units that reflect such Capital Contributions, and (ii) Transfers of Units.

     "Stalemate" has the meaning set forth in Section 5.1(d)

     "Stalemate Determination" has the meaning set forth in Section 5.1(d)

     "Subsidiary" or "Subsidiaries" means the operating company or companies formed by the Company subsequent to the Effective Date that are wholly-owned (directly or indirectly) by the Company.

     "Supply Agreement" means that certain Chemicals, Equipment and Technical Engineering Services Supply Agreement, dated as of the date hereof, by and between ADA and the Company, in substantially the form attached hereto as
Exhibit 1 to the License Agreement.

     "Tax Distribution" has the meaning set forth in Section 4.3.

     "Tax Matters Partner" or "TMP" shall have the meaning set forth in Section 7.3.

     "Technology" has the meaning ascribed to such term in the License
Agreement.

     "Trade Secrets" has the meaning set forth in Section 11.8(a).

     "Transaction Agreements" shall means this Agreement, the Purchase Agreement, the License Agreement, the Supply Agreement, as the same are in effect as of the Effective Date.

     "Transfer" means, as a noun, the sale, assignment, gift, exchange, transfer, pledge, hypothecation, change in beneficial interest of any trust or estate, distribution from any trust or estate, or any other disposition of an asset or, with respect to Units, the Units or any part thereof, directly or indirectly, or (with respect to a Member) the sale, exchange, gift, pledge, hypothecation, or other change of an ownership interest in a Member, and as a verb, voluntarily or involuntarily, to transfer, sell, gift, exchange, pledge, hypothecate grant a security interest, consent to a charging order, or otherwise dispose of, whether directly or indirectly.

     "Transfer Notice" has the meaning set forth in Section 9.2(a).

     "Transferor" shall have the meaning ascribed to such term in Section
9.3(a).

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

     "Units" means units of membership interest in the Company, which cumulatively represent all of the membership interests in the Company, including, without limitation, the Unit owner's undivided right to share in the profits and losses of the Company and the right to receive distributions of assets and, in the case of Voting Units only, the right to participate in the management of the Company. Units may be issued only in accordance with Section
5.6. The term "Units" herein shall be deemed to refer to Voting Units and Non-voting Units, as appropriate, and as the context requires.

     "Voting Member" means a Person owning Voting Units and who has been admitted as a Member of the Company in accordance with all requirements of this Agreement.

     "Voting Units" means Units that have all associated voting, consent or approval rights in addition to an economic interest in the Company and all other rights associated with Units in the Company.

     2.2 Rules of Construction.

          (a) Section References. When a reference is made in this Agreement to an Article, Section, Paragraph, Exhibit or Schedule such reference shall be to an Article, Section or Paragraph of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. Unless otherwise indicated, the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular Article, Section, Paragraph or clause in this Agreement.

          (b) Construction. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa, (ii) the masculine shall include feminine and neuter, and the neuter shall include the masculine and feminine, and (iii) "including" is not limiting.

          (c) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or any provision of this Agreement.

          (d) No Interpretation Against Author. For purposes of contract interpretation or construction, the parties to this Agreement agree they are joint authors and draftspersons of this Agreement.

          (e) Conflicts with Related Documents. The relationship of the parties is being memorialized in this Agreement and in the other Transaction Agreements. In the event of a conflict between any term(s) or provision(s) of this Agreement and anything contained in any of the other Transaction Agreements, this Agreement shall be overriding and controlling.

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                                  ARTICLE III
                CAPITAL CONTRIBUTIONS AND ACCOUNTS; MEMBER LOANS
                ------------------------------------------------

     3.1 Initial Capital Contributions and Ownership Structure. Prior to the Effective Date, in accordance with the Existing LLC Agreement, ADA previously contributed One Thousand Dollars ($1000.00) and the Licensed Property to the Company pursuant to the terms of the License Agreement, in receipt for which ADA received One Hundred Units in the Company, representing one hundred percent (100%) of the membership interests. In accordance with the Purchase Agreement NexGen has agreed to purchase Fifty (50) of ADA's Units, and following such purchase NexGen will own fifty percent (50%) of the total membership interests in the Company. The Members agree that the Unit ownership and the Sharing Ratios of the Members, on the Effective Date, shall be as set forth in Exhibit B hereto.

     3.2 Additional Capital Contributions; Adjustment of Sharing Ratios.

          (a) Additional Capital Contributions. The Board shall consider any capital requirements of the Company and will notify the Members, no less than thirty (30) days prior to the need therefor, of any projected need for additional Capital Contributions in order to fund operations or to further the purposes of the Company. Additional Capital Contributions shall be required only if approved by all of the Members in writing and, if not previously approved as part of the Annual Business Plan, the Board shall give the Members notice of the additional capital call ("Capital Call") and will include in such notice, in reasonable detail, the purpose or purposes for which additional capital is required and the number of additional Units, if any, to be issued as a result, whether such Units will be Voting Units or Non-voting Units, and the consideration to be paid for such Units. Except as otherwise provided herein or in a resolution or agreement adopted by the Members in accordance with this Agreement, the Members will have the preemptive right to acquire any additional Units to be issued in return for additional capital, in accordance with Section 6.6(b) hereof.

          (b) Adjustment of Sharing Ratios. In the event the Members determine not to issue additional Units in return for additional Capital Contributions, the Sharing Ratios then in effect shall be adjusted in proportion to the respective amounts of additional capital contributed by each Member in response to a Capital Call, subject to the provisions of Section 3.3 in the event a Member fails to timely make all or any portion of a Capital Call.

     3.3 Failure to Make a Required Additional Capital Contribution. If a Member (the "Defaulting Member") does not contribute by the time required, all or any portion of an additional Capital Contribution that such Defaulting Member is required to make pursuant to a Capital Call under Section 3.2(a) (the "Default Amount"), then the Company shall forthwith notify the other Members (the "Non-Defaulting Members"), and the Non-Defaulting Members may take any of the following actions:

          (a) Within 20 days after the Defaulting Members' default, the Non-Defaulting Members may advance, in each Non-Defaulting Member's sole discretion, an aggregate amount not in excess of the Default Amount in such proportions as they may agree, or if they cannot agree, pro rata in accordance with their respective Sharing Ratios (with any Non-Defaulting Member making such an advance referred to as a "Participating Member").

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

          (b) Notwithstanding Section 3.3(a), if one or more Participating Members advance the entire Default Amount, the provisions of this Section 3.3(b) shall be the exclusive remedy for the failure by the Defaulting Member to make such Capital Call. The Members holding a majority of the Voting Interests of the Participating Members shall make an election within 10 days after the last Participating Member makes an advance with respect to the Default Amount as to whether all such advances are designated as being made under the provisions of
Section 3.3(b)(i) or are designated as being made under the provisions of
Section 3.3(b)(ii), and shall send a written notice to the Defaulting Member of such election within office (5) days if the end of such 10-day period.

               (i) Advances designated under this Section 3.3(b)(i) shall constitute a loan from the Non-Defaulting Members to the Defaulting Member and a Capital Contribution of that sum to the Company by the Defaulting Member pursuant to the applicable provisions of this Agreement, with the following results:

                    (A) the principal balance of the loan and all accrued unpaid interest thereon shall be due and payable in whole on the tenth day after written demand therefor by Participating Members holding a majority of the Voting Interests of the Participating Members to the Defaulting Member;

                    (B) at any time prior to the payment of the loan and all accrued interest thereon, the Participating Members holding a majority of the Voting Interests of all Participating Members may elect to deem the unpaid amount of the loan and the interest thereon a Capital Contribution by the Participating Members, in which case the provisions of Section 3.3(b)(ii) shall thereafter apply to such Capital Contribution;

                    (C) the amount loaned shall bear interest at the Default Interest Rate from the date that the Participating Members advance the entire Default Amount until the date that the loan, together with all interest accrued on it, is repaid to the Non-Defaulting Members (or until the date such loan is converted into a Capital Contribution pursuant to clause (B) above);

                    (D) all distributions from the Company that otherwise would be made to the Defaulting Member (whether before or after dissolution of the Company and whether before or after demand for payment is made pursuant to clause (A) above) instead shall be paid to the Participating Members pro rata until the loan and all interest accrued thereon have been paid in full to the Participating Members (with payments being applied first to accrued and unpaid interest and then to principal);

                    (E) the Defaulting Members shall be deemed to have granted a security interest to the Participating Members in and to all Units and any other interests held by the Defaulting Members in the Company, and the Participating Members shall have the right to exercise all rights of a secured party under the

Uniform Commercial Code of the State of Colorado, as well as any other rights and remedies granted to them pursuant to this Agreement or available to them at law or in equity as the Participating Members holding a majority of the Voting Interests of all Participating Members may deem appropriate to obtain payment by the Defaulting Members of the loan, including all accrued and unpaid interest thereon, all at the cost and expense of the Defaulting Members (which shall include all reasonable costs and attorney fees incurred by the Participating Members in collecting any amounts due from any Defaulting Member);

                    (F) the Defaulting Members shall take any and all steps and perform any and all acts reasonably requested by the Participating Members to allow the Participating Members to perfect the security interest granted and described in the foregoing paragraph, including, without limitation, signing and delivering to the Participating Members any documents necessary to evidence or perfect such security interest, including allowing a transcript of this Section
3.3 to be prepared and filed with any Person as evidence of the security interest so granted, and allowing the Participating Members to prepare and file such financing statements with the State of Colorado (or elsewhere) as may be necessary or desirable to place such security interest of record; in addition, the Defaulting Members shall deliver to the Participating Members any certificates evidencing the Units; and

                    (G) during the period any interest or principal with respect to any loan made to a Defaulting Member pursuant to this Section 3.3(b)(i) remains outstanding, all rights of such Defaulting Member to vote, veto or consent to any matter with respect to the Company, including any matter to be acted upon pursuant to this Agreement or the Act, shall be suspended, and neither the Sharing Ratio nor Voting Interest of such Defaulting Member shall be deemed outstanding for purposes of determining whether a quorum exists at any meeting of the Members or whether any specified percentage or majority of votes required to adopt, consent to or approve any matter has been obtained; provided, however, such suspension shall be effective only to the extent permitted by applicable Law.

               (ii) Advances designated under this Section 3.3(b)(ii) shall be treated as a Capital Contribution by the Participating Members and shall be credited to the Capital Accounts of the Participating Members making the advances. The Sharing Ratio of the Defaulting Member shall be adjusted (but not below zero) to the following ratio (expressed as a percentage):

           (The Total Capital Contributions of the Defaulting Member)
           ----------------------------------------------------------
                (The Total Capital Contributions of All Members)

For purposes of this Section 3.3(b)(ii):

"Total Capital Contributions By the Defaulting Member" means the aggregate Capital Contributions to the Company made since the inception of the Company with respect to Units then owned by the Defaulting Member; and

"Total Capital Contributions By All Members" means the aggregate Capital Contributions of the Members (including the Capital Contributions made by the Defaulting Members and all other Members, including the Participating Members pursuant to this Section 3.3(b)(ii)) since the inception of the Company.

The Sharing Ratio of the Participating Members shall be increased, pro rata in accordance with the proportionate amount of the advances made by the Participating Members, by an aggregate percentage equal to the reduction in the Sharing Ratio of the Defaulting Member. Appropriate adjustments shall also be made in the Capital Accounts of the Members to reflect the foregoing.

          (c) In the event Non-Defaulting Members elect not to make up all of the Default Amount, the Company shall have the right to take any action available at law or in equity against the Defaulting Member for failure to make the required Capital Contribution, including suing for damages, specific performance or any combination of available remedies. All remedies available to the Company shall be cumulative, and the election of any one shall not preclude the availability of another, to the extent permitted under applicable law. In any action brought by the Company to enforce its rights hereunder, the prevailing party in such action shall be entitled to recover all costs and fees (including reasonable attorney fees) incurred by it in connection with such action, including any appeals.

     3.4 No Third Party Right to Enforce. No Person other than the Company and a Member shall have the right to enforce any obligation of a Member to contribute capital hereunder and specifically no lender or other third party shall have any such rights.

     3.5 Capital Accounts.

          (a) A separate Capital Account ("Capital Account") shall be established and maintained for each Member, including any substituted or additional Member who shall hereafter acquire an interest in the Company, in accordance with the following provisions:

               (i) Each Member's Capital Account shall be increased by, the amount of any money contributed by the Member to the Company, the fair market value of any property contributed by the Member to the Company, the amount of net profits allocated to the Member, and the amount of any Company liabilities assumed by such Member (or taken subject to, if property is distributed to the Member by the Company);

               (ii) Each Member's Capital Account shall be decreased by the amount of any money distributed to the Member by the Company, the fair market value of any property distributed to the Member by the Company, the amount of net losses allocated to the Member, and the amount of any Member liabilities assumed by the Company (or taken subject to if property is contributed to the Company by the Member).The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations under Section 704(b) of the Code and, to the extent not inconsistent with the provisions of this Agreement, shall be interpreted and applied in a manner consistent with such Regulations.

          (b) Except as required by the Act, no Member shall have any liability for the return of the capital contribution of any other Member. A Member who has more than one membership interest in the Company shall have a single Capital Account that reflects all such Interests, regardless of the class of Interest owned and regardless of the time or manner in which the Interests were acquired.

     3.6 No Interest on Capital. No interest shall be paid by the Company on the contributions to the capital of the Company by the Members, as reflected in their Capital Accounts from time to time.

     3.7 Creditor's Interest in Company. No creditor of the Company (including, without limitation, a creditor who makes a loan to the Company or a creditor who provides goods or services to the Company) shall have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital or property of the Company other than as a creditor.

     3.8 Return of Capital. No Member shall have the right to demand the return of any Capital Contribution. Except as otherwise provided in this Agreement, no Member shall have priority over any other Member either as to the return of Capital Contributions or as to any cash or other distributions by the Company. Except as otherwise provided in this Agreement, no Member shall have the right to (i) receive property other than cash as a return of Capital Contributions or as any other distributions, (ii) withdraw any part of the Member's Capital Contributions or (iii) receive any funds or property of the Company.

     3.9 Member Loans. From and after the Effective Date, if the Company requires funds in addition to the funds available from Capital Contributions to be made by the Members pursuant to Section 3.1 or Section 3.2 or from third party lenders to accomplish its purposes, the Board will give the Members written notice thereof which will specify (i) the amount of funds requested,
(ii) the purpose for which the funds are required, and (iii) the date required. Within ten (10) days from the date of the notice, any Member desiring to make a "Member Loan" (herein so-called) to the Company will give written notice of its intent to the Board together with the amount of the Member Loan the particular Member desires to make. No Member shall be required to make a Member Loan to the Company. If more than one Member elects to make such a loan, they shall make the Member Loans in proportion to their respective Sharing Ratios. Member Loans will be funded at the time specified in the notice and will bear interest at a negotiated rate but not more than the maximum rate allowed under applicable law and shall not be considered as part of the Company's equity or Members' Capital Contributions. Member Loans will be repaid prior to any distributions to Members except Tax Distributions (which will be paid before payments are required to be made on Member Loans), with any payments being applied first to interest then to principal. If more than one Member Loan is outstanding, the payments shall be made in such order and in accordance with such priority as has been agreed to by the Board and the Company with respect to each such Member Loan. Any such loan shall be subordinate to any loans from any then existing third-party lender to the Company if required by such lender, and shall be repaid prior to any other distributions to the Members.

                                   ARTICLE IV
                          ALLOCATIONS AND DISTRIBUTIONS
                          -----------------------------

     4.1 General. The allocations of income and gain, as set forth herein, are intended to be applicable after deducting amounts determined by the Board to be payable to Officers and others as compensation in the form of salary and/or bonuses.

     4.2 Allocations. Subject to the foregoing and except as may otherwise be required by the Code and Regulations, all items of income, gain, loss, deduction and credit of the Company shall be allocated as follows:

          (a) Income and Gain. Net income and gain of the Company for any Fiscal Year (or part thereof for which it is appropriate to determine net income and gain and for which such net income and gain must be allocated) will be allocated to the Members in accordance with their respective Sharing Ratios subject, however, to the principles set forth in Section 4.1, above.

          (b) Losses and Deductions. Net losses, deductions and credits of the Company for any Fiscal Year shall be allocated to the Members in accordance with their respective Sharing Ratios subject, however, to the principles set forth in
Section 4.1, above.

          (c) Additional Federal Income Tax and Allocation Concepts. The Board shall cooperate in connection with implementing the general intent and principles set forth in Section 4.1 and shall, to the extent reasonably required, consult with accountants for the Company, as necessary or applicable. The Board will take reasonable actions to attempt to comply with applicable provisions of the Code and Regulations in connection with any special allocation which may be necessary or appropriate for such purpose including, without limitation, any allocations required pursuant to Section 704(c) of the Code and
Section 1.704-1(b)(2) of the Regulations.

     4.3 Distributions.

          (a) Distributions will be made to the Members at such time or times as may be appropriate, as approved by the Board. As used herein, "Tax Distributions" means a distribution of cash to the Members, if available, of an amount reasonably estimated as the maximum amount necessary to pay the federal and state tax liability on the ordinary income of the Members, exclusive of environmental taxes, for a year in which such liability is attributable to an allocation of income of the Company pursuant to Section 4.1 and 4.2. The amount and timing of the Tax Distributions will be reasonably determined by the Board, and, when so determined, will be paid to the Members pro-rata, in accordance with their respective Sharing Ratios.

          (b) If the Company receives a promissory note or similar instrument as payment of any part of the sale price for a division, subsidiary, business segment or any other transaction involving a significant disposition of Company assets, the promissory note or similar instrument will be distributed to the Members in proportion to their Sharing Ratios as soon as sufficient proceeds have been received by the Company from the promissory note or similar instrument to pay whatever is determined by the Board to be appropriate with respect to the establishment of the division, the subsidiary or business segment.

     4.4 Incorrect Payments. To the extent any payments made pursuant to this
Article IV are incorrectly paid, as previously or later determined by the Company's books and records , any Member who receives more than should have been paid to such Member shall promptly repay the amount of any such incorrect payment, and any such repaid amounts shall be redistributed pursuant to this
Article IV or the Managers may offset the excess payments against future distributions to the Member receiving such excess payments.

     4.5 Limitation Upon Distributions. No distribution shall be declared and paid unless, the Company remains in compliance with all applicable Laws including, but not limited to the Act, and banking requirements.

                                   ARTICLE V
                BOARD OF MANAGERS; POWERS AND DUTIES OF MANAGERS;
                             APPOINTMENT OF OFFICERS
                ------------------------------------------------

     5.1 Board of Managers.

          (a) General. The Members have established the Company as a manager-managed limited liability company under the Act. The Company shall be managed by a committee of four Persons, which shall manage the Company and its business and affairs (this committee is referred to as the "Board" and the Persons appointed to the Board are referred to as the "Managers"). The Managers shall be representatives of the Members which appoint them, and shall derive all of their right, power and authority under this Agreement as a result of a delegation of such right, power and authority by the Members to the Managers. Except as specifically provided in this Agreement, the Board may exercise all powers of the Company and may do all such lawful acts and things as are not specifically required by statute or by this Agreement to be exercised or done by the Members. The Managers shall manage the affairs of the Company in a prudent and businesslike fashion and, subject to Section 5.6, shall use their reasonable efforts to carry out the purposes and Business of the Company. The Board may delegate authority to act to any one Manager, in accordance with the provisions of this Agreement.

          (b) Duties. Each Manager shall carry out their respective duties in good faith, in a manner that he or she believes to be in the best interests of the Company, and with such care as an ordinarily prudent Person in a like position would use under similar circumstances. Each Manager shall devote such time to the Business and affairs of the Company as it may determine, in reasonable discretion, is necessary for the efficient carrying on of the Company's Business.

          (c) Appointment and Qualifications. The Board shall consist of four Managers. Initially ADA shall be entitled to appoint two (2) Managers (the "ADA Managers"), and NexGen shall be entitled to appoint two (2) Managers (the

"NexGen Managers"). This arrangement shall continue for so long as ADA and NexGen hold an equal number of Units. In the event a Member holds a lesser number of Units than another Member, then the Member holding the lesser number shall immediately, and without any further action by the Company, the Board or the other Member, relinquish the right to appoint one (1) Manager and the other Member shall immediately be entitled to appoint one (1) additional Manager. Managers shall be appointed by the respective Members annually, for the term beginning with the annual meeting of the Board as described in Section 5.2(a)(ii) hereof, and each Manager shall hold office until his or her successor shall have been appointed and qualified or until his or her earlier death, resignation or removal. Managers shall be natural persons, over the age of eighteen (18), but Managers need not be Members of the Company. The Managers of the Company as of the date hereof are listed on the attached Schedule 5.1(c).

          (d) Stalemate. In the event the Managers on the Board are unable to agree upon a matter to be decided by the Board (a "Stalemate"), the Managers agree to engage in discussions to attempt in good faith to negotiate a resolution of the matter in question. The meeting to do so shall be held promptly, but in no event later than ten (10) business days after the determination that a Stalemate on an issue has occurred (a "Stalemate Determination"). If the Managers are unable to resolve the Stalemate after reasonable attempts have been made, which shall be no more than thirty (30) days after the date of the Stalemate Determination (unless a longer or shorter time is agreed upon by unanimous consent of the Board), the Board shall utilize the services of the American Arbitration Association ("AAA"), in Denver, Colorado, to appoint an arbitrator to resolve the Stalemate. The Board shall immediately contact the AAA and open a proceeding to appoint a single arbitrator to decide the Stalemate. The arbitrator so appointed shall be chosen by the Members by mutual agreement from a list of proposed arbitrators designated by the AAA, who have expertise in the area of the Company's Business, and to the extent feasible, taking into account the specific matter to be determined by the arbitrator. If the Board cannot agree on an arbitrator by consent, one shall be appointed by the AAA in accordance with its Commercial Rules. The Board and the arbitrator shall meet as soon as practicable after the appointment of the arbitrator, and shall agree on the parameters of the proceeding to decide the Stalemate, with emphasis on a determination being made in as expeditious and cost-effective a manner as possible. Each of the Managers shall be entitled to present relevant information to assist the arbitrator in reaching a decision. The decision of the arbitrator shall be in writing, and shall be binding on the Board and the Members. No appeal of such decision shall be taken to a court or other adjudicatory body by and Manager, Member or other Person. All costs and expenses of the arbitration shall be borne by the Company.

          (e) Vacancies. In the event of a vacancy in the office of any ADA Manager, a successor shall be elected to hold office for the unexpired term of such Manager by ADA. In the event of a vacancy in the office of any NexGen Manager (except in the case of a vacancy resulting from a Withdrawal Election), a successor shall be elected to hold office for the unexpired term of such Manager by NexGen.

          (f) Removal. Except as otherwise provided in this Section 5.1(f), an ADA Manager may only be removed by ADA and a NexGen Manager may only be removed by NexGen, except that upon a Withdrawal Election, ADA shall have the right to remove one (1) NexGen Manager and to fill the resulting vacancy with one (1) Manager appointed by ADA, who shall thereafter be deemed an "ADA Manager" for all purposes hereunder. Notwithstanding the foregoing, an individual Manager may be removed by the affirmative vote of the Board (i) if such Manager is an employee of the Company, upon the occurrence of an event that would be cause for termination of the Manager's employment for cause, (ii) if the Manager is not an employee of the Company, (A) if the Manager willfully breaches or habitually neglects his or her duties pursuant to this Agreement, (B) if the Manager commits an act of dishonesty or moral turpitude with respect to the Company or its Business, or fraud outside Company Business (as finally determined by a non-appealable order of a court of competent jurisdiction or as determined by a unanimous Board decision without voting privilege from the suspected Manager), or (C) as a result of the Manager's repeated failure to comply with the policies and procedures adopted from time to time by the Company or the terms and conditions of this Agreement and which adversely affect the performance of the Manager's duties or responsibilities, or (iii) due to the Disability of the Manager.

          (g) Resignation. A Manager may resign at any time by giving written notice to that effect to the Board. Any such resignation shall take effect at the time of the receipt of that notice or any later effective time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any vacancy caused by any such resignation or by the death of any Manager or any vacancy for any other reason shall be filled as provided in Section 5.1(e) hereof, and any Manager so elected to fill any such vacancy shall hold office until his successor is elected and qualified or until his or her earlier death, resignation or removal.

     5.2 Actions by Board.

          (a) Action by Meetings.

               (i) All meetings of the Board shall be held at the principal office of the Company or at such other place within or without the State of Colorado as may be determined by the Managers, in accordance with this Article V, and set forth in the respective notice or waivers of notice of such meeting.

               (ii) The annual meeting of the Board shall be held immediately following the annual meeting of the Members as set forth in Article VI. Such annual meeting shall be conducted in the same manner as provided in this Agreement for special meetings of the Board, except that the purposes of such meeting need be enumerated in the notice of such meeting only to the extent required by law in the case of annual meetings.

               (iii) Special meetings of the Board may be called by any Manager upon at least five business days (if the meeting is to be held in person) or three business days (if the meeting is to be held by conference, telephone or similar communications) oral or written notice to the Managers, or upon such shorter notice as may be approved by all of the Managers. Any Manager may waive such notice as to himself or herself. A record shall be maintained of each meeting of the Board. Business transacted at all special meetings shall be confined to the purposes stated in the notice.

               (iv) Any meeting of the Board may be held in person and by means of a conference, telephone or similar communication equipment by means of which all Managers and other persons participating in the meeting can hear each other, and such telephone or similar participation in a meeting shall constitute presence in person at the meeting.

               (v) Written or printed notice stating the place, day and hour of the meeting and, in the case of special meetings, the purpose or purposes for which the meeting is called, shall be delivered not less than five (5) days before the date of the meeting (except as otherwise provided in (iii) above), and may be given telephonically, via facsimile, personally, by mail, by commercial delivery service or electronic mail, by or at the direction of the person calling the meeting, to each Manager. If given by a means other than United States Mail, such notice will be effective only upon receipt by the Manager to whom given during normal business hours on a business day unless actually received by the Manager during a time other than normal business hours on a business day or on a day other than a business day, in which case notice will be deemed given as of the start of the next business day. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Manager at his last known address as it appears on the records of the Company, with postage prepaid. If given telephonically, a confirmation of the telephone call shall be delivered via mail, facsimile or email at the last address, facsimile number or email address shown in the records of the Company for the Manager being notified. Attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

               (vi) A majority of the Managers shall constitute a quorum at the meetings of the Board. Once a quorum is present at the meeting of the Board, the subsequent withdrawal from the meeting of any Manager prior to adjournment, or the refusal of any Manager to vote shall not affect the presence of a quorum at the meeting. If, however, such quorum shall not be present at any meeting of the Board, the Managers at such meeting shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of Managers shall be present.

               (vii) At any meeting of the Board at which a quorum is present, the affirmative vote of a majority of the Managers shall be the act of the Board, unless the vote of a greater number is required by this Agreement. For purposes of voting of the Board on each matter to be brought before the Board for a vote, each Manager shall have one vote. In the event of a Stalemate, the provisions of Section 5.1(d) shall apply to resolve the Stalemate.

               (viii) Minutes of all meetings of the Board shall be kept and distributed to each Manager as soon as reasonably practicable following each meeting. If no objection is raised in writing following receipt of minutes or in any event at the next meeting of the Board of Managers, then such minutes shall be deemed to be accurate and shall be binding on the Managers and the Company with respect to the matters dealt with therein.

               (ix) Any Manager or the Member who elected such Manager may designate in writing an individual to act as the temporary substitute for such Manager at any meeting of the Board which such Manager is unable to attend, and attendance at any meeting of the Board by any such designated individual shall be deemed to constitute attendance at such meeting by the Manager for whom such individual is designated. Any such designated individual who attends a meeting of the Board as a temporary substitute as aforesaid shall have all the powers that the absent Manager has in respect of that meeting and any matters to be acted upon at such meeting.

          (b) Actions Without a Meeting and Telephone Meetings. Notwithstanding any provision contained in this Article V, all actions of the Board provided for herein may be taken by written consent without a meeting, or any meeting thereof may be held by means of a conference telephone or other method or device provided that all Managers participating may simultaneously hear each other during the meeting (and any Manager participating through such means will be deemed to be present in person at the meeting). Any such action which may be taken by the Board without a meeting shall be effective only if the written consent or consents are in writing, setting forth the action so taken, and are signed by at least one ADA Manager, on behalf of the ADA Managers and at least one NexGen Manager, on behalf of the NexGen Managers. In the event action is taken by less than all of the Managers, the Managers who did not participate in taking the action shall be given written notice of the action not more than ten
(10) days after the taking of the action without a meeting; provided that the failure to give such notice will not invalidate the action so taken.

          (c) Access to Information. Upon request, the Officers shall supply to a Member or Manager (i) any information required to be available to the Members under the Act, and (ii) any other information requested by such Member or Manager regarding the Company or its activities, provided that obtaining the information described in this clause (ii) is not unduly burdensome to the Company. During ordinary business hours, each Member and Manager and their authorized representative shall have access to all books, records and materials in the Company's offices regarding the Company or its activities.

          (d) Limitation on Actions. Nothing contained herein shall be construed as permitting any action to be taken by the Managers unless and until any required approvals of the Members have been obtained pursuant to Section 6.2.

          (e) Insurance. The Company shall maintain or cause to be maintained in force at all times, for the protection of the Company, the Managers and the Members to the extent of their insurable interests, such insurance as the Board believes is warranted for the operations being conducted.

     5.3 Annual Business Plan. The Board shall, as soon as practicable after the Effective Date, develop the first Annual Business Plan, which shall be presented and approved by the Members to cover the period set forth therein. Thereafter, an Annual Business Plan shall be formulated, presented, approved by the Members and adopted by the Board to become effective as of January 1st of each calendar year, and shall cover the succeeding twelve (12) month period thereafter.

     5.4 Appointment of Committees and Officers.

          (a) In the event the Board determines that it is reasonably necessary or appropriate for the conduct of the Business of the Company (including, for example, audit review, compensation recommendations, execution and delivery of contracts or other documents, federal or applicable state income or other tax returns) the Board may appoint a committee of the Managers or an officer or officers ("Officer") and, if so appointed, such committees and/or Officers shall have such duties and authority as provided by the Board upon such appointment. Committee members and Officers shall serve at the discretion of the Board and may be removed with or without cause upon approval of the Board, subject, however to the terms and conditions of any applicable employment agreement. The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Board. Notwithstanding the foregoing, any Officers or committees appointed and acting pursuant to this Section 5.4 shall be subject to the limitations and approval requirements set forth in Sections
5.6 and 6.2.

          (b) No third party dealing with the Company shall be required to ascertain whether an Officer is acting in accordance with the provisions of this Agreement. All third parties may rely on a document executed by an Officer as binding the Company. The foregoing provisions shall not apply to third parties who are Affiliates of a Member, Manager or Officer.

     5.5 Compensation. The Managers shall be entitled to such compensation as shall be set forth in the Annual Business Plan.

     5.6 Board Decisions. No Officer, Manager, Member or any other Person shall have the authority to bind or take any action on behalf of the Company with respect to any of the following matters unless such matter, in each case and from time to time, has been approved by the Board:

          (a) any sale or Change of Control of any Subsidiary or division of the Company;

          (c) the purchase, lease or other acquisition of real property the cost of which exceeds the Board Decision Threshold;

          (d) the incurrence of any indebtedness (including contractual vendor financing), other than trade payables incurred in the ordinary course of business in any Fiscal Year in an aggregate amount of less than the Board Decision Threshold;

          (e) the creation of any Lien on any property or assets of the Company other than (i) purchase money security interests and other Liens created or existing at the time of acquisition of an asset, but only to the extent the aggregate indebtedness of the Company secured by all such purchase money security interests and such other Liens does not exceed at any time the Board Decision Threshold; and (ii) material mans', mechanics', contractors', operators', tax and similar Liens or charges arising in the ordinary course of business or by operation of law;

          (f) the providing of any guaranty (or other obligations that, in economic effect, are substantially equivalent to a guaranty) of any amount owed by or any obligation of any Person, but only to the extent the aggregate amount of such guaranty or other obligation does not exceed at any time the Board Decision Threshold;

          (g) the settlement of any claim against the Company for a settlement in excess of the Board Decision Threshold;

          (h) the commencement of any lawsuit, arbitration or other legal action against any Person, except a suit or legal action against a Member. A suit or legal action against a Member does not require Board approval unless the purpose of such action is to collect amounts due the Company from the Member or to enforce any right of the Company hereunder. Any Member shall be entitled to bring a suit on behalf of itself, or on behalf of the Company as, or in the nature of, a derivative suit, against another Member;

          (i) the Company entering into a business or expanding the current business of the Company outside the scope of the Business;

          (j) entering into any futures, swap or other hedging arrangements of any type, or financial derivative instruments or agreements of any type where the total potential liability exposure of the Company exceeds the Board Decision Threshold;

          (k) the approval of any contract or transaction between the Company and any Member or Manager or their respective Affiliates, or any amendment or modification of any such contract or transaction;

          (l) any removal of or designation of a successor to the TMP pursuant to Section 7.3;

          (m) the designation, removal or replacement of any Officers of the Company pursuant to Section 5.4 and the approval of any compensation of any such Officers;

          (n) the filing by the Company of any petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law;

          (o) making any other decision with respect to the Company that specifically requires the approval of the Board or Members pursuant to this Agreement;

          (p) entering into any contract, agreement or other obligation of any nature or duration in which the aggregate financial obligation of the Company actually or potentially exceeds the Board Decision Threshold.

     5.7 Exculpation and Indemnification.

          (a) In carrying out duties hereunder, no Manager or Officer shall be liable to the Company nor to any Member for its good faith actions, or failure to act, nor for any errors of judgment, nor for any act or omission believed in good faith to be within the scope of authority conferred by this Agreement, but shall only be liable for fraud, willful misconduct, or gross negligence in the performance of his or her duties under this Agreement.

          (b) (i) Subject to the limitations and conditions of the Act and this
Section 5.7, the Company shall indemnify, defend, save and hold harmless each Person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, (hereinafter a "Proceeding"), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that such Person, or a Person of whom he is the legal representative, is or was a Manager or Officer of the Company, or while a Manager of the Company is serving as an Officer of the Company, or is or was serving at the request of the Company as a Manager, Officer, partner, venturer, proprietor, trustee, employee, agent or similar position of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes and punitive damages), losses, claims, liabilities, fines, damages, settlements and reasonable fees and expenses (including, without limitation, attorneys' fees) and other amounts (collectively, "Damages") actually incurred by such Person in connection with such Proceeding, and indemnification under this Section 5.7 shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Section 5.7 shall be deemed contract rights, and no amendment, modification or repeal of this Section 5.7 shall have the effect of limiting or denying any such rights with respect to actions taken, omissions, or Proceedings arising prior to any such amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Section 5.7 could involve indemnification for negligence or strict liability. Notwithstanding the foregoing, the Company's indemnification of a Manager as to third party claims shall be only with respect to such loss, liability, or damage that is not otherwise compensated by insurance carried for the benefit of the Company and shall be limited to the net assets of the Company, and no Member shall have any personal liability whatsoever on account thereof.

               (ii) The right to indemnification conferred in this Section 5.7 shall include the right to be paid or reimbursed by the Company the reasonable expenses incurred by a Person of the type entitled to be indemnified under clause (b)(i) above who was, is or is threatened to be made a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the Person's ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such Person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Company of a written affirmation by such Person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Section 5.7 and a written undertaking, by or on behalf of such Person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified Person is not entitled to be indemnified under this Section 5.7 or otherwise.

               (iii) The Company, by adoption of a resolution of the Board, may indemnify and advance expenses to an Officer, employee or agent of the Company to the same extent and subject to the same conditions under which it may indemnify and advance expenses to a Manager under this Section 5.7; and, the

Company may indemnify and advance expenses to Persons who are not or were not Managers, or Officers, employees or agents of the Company but who are or were serving at the request of the Company as a manager, Manager, officer, partner, venturer, proprietor, trustee, employee, agent or similar position of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person to the same extent that it may indemnify and advance expenses to the Manager under this Section 5.7.

               (iv) Notwithstanding any other provision of this Section 5.7, the Company may pay or reimburse expenses incurred by the Manager in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

               (v) The right to indemnification and the advancement and payment of expenses conferred in this Section 5.7 shall not be exclusive of any other right which a Manager or other Person indemnified pursuant to clause (b)(iii) above may have or hereafter acquire under any law (common or statutory), provision of this Agreement or the other Transaction Agreements or otherwise.

               (vi) The Company may purchase and maintain insurance, at its expense, to protect itself and any Person who is or was serving as a Manager, or as an Officer, employee or agent of the Company or is or was serving at the request of the Company as a manager, Manager, officer, partner, venturer, proprietor, trustee, employee, agent or similar position of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under this
Section 5.7.

               (vii) If this Section 5.7 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless the Manager and other Person indemnified pursuant to this Section 5.7 as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Section 5.7 that shall not have been invalidated and to the fullest extent permitted by applicable law.

         5.8 Reliance. In performing his or her duties, each of the Managers and the Officers shall be entitled to rely in good faith on the provisions of this Agreement and on information, opinions, reports or statements (including financial statements and information, opinions, reports or statements as to the value or amount of the assets, liabilities, Profit or Loss of the Company or any facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid), of the following other Persons or groups:
(i) one or more other Officers or employees of the Company, (ii) any attorney, independent accountant or other Person employed or engaged by the Company, or
(iii) any other Person who has been selected with reasonable care by or on behalf of the Company, in each case as to matters which such relying Person reasonably believes to be within such other Person's professional or expert competence. No individual who is a Manager or an Officer of the Company, or any combination of the foregoing, shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Manager or an Officer of the Company or any combination of the foregoing.

                                   ARTICLE VI
                            MEMBERS; TYPES OF UNITS;
                 ISSUANCE OF UNITS AND OPTIONS TO PURCHASE UNITS
                 -----------------------------------------------

     6.1 Members. The Members and any Person to whom additional Units are granted shall be Members and such term shall include such other Person as may be admitted as a Member in the Company in accordance with the terms of this Agreement.

     6.2 Authority and Power. Except as expressly provided below, it is not intended that the Members will participate in the conduct of the business of the Company or have any power or authority, by reason of their status as a Member, to bind or obligate the Company or to take part in the operations, activities, contracts, decisions or other matters involving the business of the Company, except with respect to the following matters, which shall require the affirmative vote or consent of all of the Members:

          (a) To effect a Change of Control of the Company.

          (b) To act in contravention of or in a manner not authorized by this Agreement.

          (c) To dissolve or liquidate the Company.

          (d) To file a voluntary petition or otherwise initiate proceedings to have the Company adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company, or file a petition seeking or consenting to reorganization or relief of the Company as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Company, or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Company or of all or any substantial part of the properties and assets of the Company, or make any general assignment for the benefit of creditors of the Company, or admit in writing the inability of the Company to pay its debts generally as they become due or declare or effect a moratorium on the Company debt or take any action in furtherance of any action.

          (e) Amend this Agreement or the Articles in a manner that adversely affects one or more Members.

          (f) Change the purposes of the Company as stated in Section 1.5.

          (g) The issuance or grant to any Person of (i) any additional Units (whether or not as Voting Units) or other security of the Company, (ii) the right to receive or subscribe for Units, or (iii) any security convertible into or exchangeable for Units, which is not issued and outstanding as of the Effective Date.

          (h) To perform any act that would subject any Member to any liability to which such Member has not consented.

     6.3 Voting; Approval of the Members. Each Member holding Voting Units shall initially be entitled to one vote for each Voting Unit held by such Member on each matter expressly provided by this Agreement to be brought before the Members for a vote or approval. At such time as the Sharing Ratios of the Members holding Voting Units are no longer directly proportional to the number of Voting Units held by the Members, the Members holding Voting Units shall be entitled to cast that number of votes based on their respective Sharing Ratios, with the total number of votes to be cast equal to 100, and each Member casting that number of votes equal to their respective Sharing Ratios (including fractional votes), expressed as a percentage.

     6.4 Liability to Third Parties. No Member, in its capacity as a Member, shall be liable for the debts, obligations or liabilities of the Company, including under a judgment decree or order of a court.

     6.5 Actions by Members.

          (a) Action by Meetings.

               (i) All meetings of the Members shall be held at the principal office of the Company or at such other place within or without the State of Colorado as may be determined by the Managers, in accordance with this Article VI, and set forth in the respective notice or waivers of notice of such meeting.

               (ii) The annual meeting of the Members of the Company shall be held at such time and date as shall be designated by the Chairman, from time to time and stated in the notice of the meeting. The "Chairman" shall be elected on Approval by the Members and shall continue in such capacity until a successor is elected; provided that the Chairman may be removed and replaced at any time upon Approval of the Members. Until otherwise designated, Charlie McNeil shall serve as Chairman. Such annual meeting shall be called in the same manner as provided in this Agreement for special meetings of the Members, except that the purposes of such meeting need be enumerated in the notice of such meeting only to the extent required by law in the case of annual meetings.

               (iii) Special meetings of the Members may be called by the Chairman, the Managers (by vote of a majority), or any Member holding at least ten percent (10%) of the outstanding Voting Units. Members who own only Non-voting Units or who own less than ten percent (10%) of the outstanding Voting Units shall not be entitled to call a meeting of the Members. Non-voting Units will not be counted for purposes of determining the ten percent (10%) requirement. Business transacted at all special meetings shall be confined to the purposes stated in the notice.

               (iv) Written or printed notice stating the place, day and hour of the meeting and, in the case of special meetings, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Member of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Member at his address as it appears on the transfer records of the Company, with postage prepaid.

               (v) Members holding a majority of the outstanding Voting Units of the Company at the time of the meeting shall constitute a quorum at the meetings of the Members, except as otherwise provided by law or the Certificate. Once a quorum is present at the meeting of the Members, the subsequent withdrawal from the meeting of any Member prior to adjournment or the refusal of any Member to vote shall not affect the presence of a quorum at the meeting. If, however, such quorum shall not be present at any meeting of the Members, the Members entitled to vote at such meeting shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the holders of the requisite amount of Units shall be present or represented. At any meeting of the Members at which a quorum is present, the vote of the Members owning a majority of the Units entitled to vote who are at the meeting (in person or by proxy) shall be the act of the Members, unless the vote of a greater number is required by law, the Certificate or this Agreement. Members may vote or appear at a meeting of the Members either in person or by written proxy held by and appointing another Member as proxy provided that the Member holding the proxy is present in person or by telephone.

               (vi) For purposes of voting on matters other than a matter for which the affirmative vote of the holders of a specified portion of the Units entitled to vote is required by the Act or this Agreement, at any meeting of the Members at which a quorum is present, the act of Members shall be the affirmative vote of those Members entitled to vote holding a majority of the Units present and voting at the meeting.

               (vii) The Chairman shall make, at least ten (10) days before each meeting of Members, a complete list of the Members entitled to vote at such meeting, or any adjournment of such meeting, arranged in alphabetical order, with the address of and the Units held by each, which list, for a period of ten
(10) days prior to such meeting, shall be kept on file at the registered office of the Company and shall be subject to inspection by any Member at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection of any Member during the whole time of the meeting. However, failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

               (viii) The Company shall be entitled to treat the holder of record of any Units as the holder in fact of such Units for all purposes, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other person, whether or not it shall have express or other notice of such claim or interest, except as expressly provided by this Agreement or the laws of the State of Colorado.

          (b) Actions Without a Meeting and Telephone Meetings. Notwithstanding any provision contained in this Article VI, all actions of the Members provided for herein may be taken by written consent without a meeting, or any meeting thereof may be held by means of a conference telephone or other method or device provided that all Members participating may simultaneously hear each other during the meeting (and any Member participating through such means will be deemed to be present in person at the meeting). Any such action which may be taken by the Members without a meeting shall be effective only if the written consent or consents are in writing, set forth the action so taken, and are signed by the holder or holders of Units constituting not less than the minimum amount of Units that would be necessary to take such action at a meeting at which the holders of all Units entitled to vote on the action were present and voted. In the event action is taken by less than all of the Members entitled to vote on the action, the Members who did not participate in taking the action shall be given written notice of the action not more than then (10) days after the taking of the action without a meeting; provided that the failure to give such notice will not invalidate the action so taken.

     6.6 Admission of Additional Members; Creation of Additional Units and Options.

          (a) Authorized Units; Modification of Units; Issuance of Additional Units. The Members shall determine, from time to time, the number of authorized Units of the Company and the attributes of any such authorized Units. On the date of this Agreement, the Members agree that Exhibit B reflects the number of Units authorized, issued and outstanding, and that all of such Units have the same rights, including voting rights. Additional Members may be admitted, existing Units may be modified, additional Units may be issued and/or created only as approved by the Members and, when so approved and when a new member (or members) is admitted, Exhibits A, B and C shall be updated to reflect the appropriate information, and as so amended, shall be attached to, and become a part of, this Agreement.

          (b) Preemptive Rights.

               (i) Each existing Member shall have the preemptive right to acquire its pro rata share of any Units or other securities which are proposed to be issued by the Company from and after the Effective Date, on the same terms and conditions set by the Board in accordance with, and as notified pursuant to,
Section 3.2.

               (ii) If the Company proposes to issue any Units or other securities, it shall give each Member written notice of its intention, describing the securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Member shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such securities to any Member who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

               (iii) If not all of the Members elect to purchase their pro rata share of the securities, then the Company shall promptly notify in writing the Members who do so elect and shall offer such Members the right to acquire such unsubscribed securities. The Members shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed securities. If the Members fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the securities in respect of which the Member's rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company's notice to the Members pursuant to Section 6.6(b)(ii) hereof. If the Company has not sold such securities within ninety (90) days of the notice provided pursuant to
Section 6.6(b)(ii), the Company shall not thereafter issue or sell any securities, without first offering such securities to the Members in the manner provided above.

               (iv) The preemptive rights of each Member under this Section 6.6 may be transferred only to the same parties and shall be subject to the same restrictions as any Transfer of Units, pursuant to Section 9.1 and Section 9.3.

          (c) Rights Attributable to Units. Units created or issued pursuant hereto will have such rights as approved by the Board including, without limitation, voting rights. If any Units issued by the Company in accordance herewith have any characteristics which are different from previously issued Units (other than voting rights), such Units shall be described in an amendment or addendum to this Agreement, which shall be as approved by the Board and the Members in accordance with Section 6.2.

          (d) Certificates Representing Units. The Board may, at its election and discretion, issue or cause the Company to issue certificates representing Units to the Members. In such event, the certificates shall be issued sequentially with respect to Voting Units, with Non-voting Units being issued in a different sequence. Any certificates issued shall clearly state that the rights of the holder of the Units are described in this Agreement and the Act, and that transfer of Units, if at all, shall be only in accordance with this Agreement and applicable securities laws. The certificates shall contain such other information as may be directed by the Board.

     6.7 Restrictions on Transfer. No Transfer of Units may be made by any Member except in accordance with and as provided by Article IX and applicable securities laws.

     6.8 Effect of a Non-payment Election by NexGen under the Purchase Agreement. Immediately upon the occurrence of a Non-payment Election (as defined in the Purchase Agreement) by NexGen, (i) one (1) of the NexGen Managers shall resign as a Manager and such vacancy shall be filled by ADA, and (ii) NexGen shall be deemed to have resigned as the Tax Matters Partner. Upon a Non-payment Election, Exhibit B and Schedule 5.1(c) shall be immediately amended to reflect the Transfer of Units resulting from the Non-Payment Election.

     6.9 Duties of Members.

          (a) NexGen's Duties to the Company.

               (i) From and after the Effective Date until the earlier to occur of (a) the termination of this Agreement, (b) NexGen making a Non-payment Election, (c) the Board determining that the Company will only have a Chemicals Business because there is no reasonable likelihood that the Company will become a Section 45 Business or (d) the Members unanimously agreeing that they no longer desire to pursue becoming a Section 45 Business, NexGen shall perform in good faith the duties described on Schedule 6.9(a)(i) for the Company. It is understood, agreed and acknowledged that the duties described on Schedule 6.9(a)(i) shall be performed by NexGen on behalf of the Company and its Members and that NexGen shall not be entitled to receive, and shall not submit request for, compensation or reimbursement from the Company or any of the Members or their Affiliates for any of such duties, nor shall NexGen be entitled to credit in the form of a Capital Contribution for performing such duties.

               (ii) In the event the Board determines that the Company only has a Chemicals Business because the Board has determined that there is no reasonable likelihood that the Company will become a Section 45 Business or the Members unanimously have agreed that they no longer desire to pursue becoming a
Section 45 Business, from and after that point in time, until the earlier to occur of (i) the termination of this Agreement, or (ii) NexGen making a Non-payment Election, NexGen shall perform in good faith the duties described on
Schedule 6.9(a)(ii) for the Company. It is understood, agreed and acknowledged that the duties described on Schedule 6.9(a)(ii) shall be performed by NexGen on behalf of the Company and its Members and that NexGen shall not be entitled to receive, and shall not submit request for, compensation or reimbursement from the Company or any of the Members or their Affiliates for, any of such duties, nor shall NexGen be entitled to credit in the form of a Capital Contribution for performing such duties.

          (b) ADA's Duties to the Company. From and after the Effective Date until the earlier to occur of (i) the termination of this Agreement, or (ii) a Non-payment Election on the part of NexGen, ADA shall perform in good faith the duties described on Schedule 6.9(b) for the Company. It is understood, agreed and acknowledged that the duties described on Schedule 6.9(b) shall be performed by ADA on behalf of the Company and its Members and that ADA shall not be entitled to receive, and shall not submit request for, compensation or reimbursement from the Company or any of the Members or their Affiliates for, any of such duties, nor shall ADA be entitled to credit in the form of a Capital Contribution for performing such duties.

          (c) Cessation of Above-Described Duties. Notwithstanding any other provision of this Agreement, neither party shall be obligated to perform any of the duties described in Sections 6.9(a) or 6.9(b) without compensation or credit as a Capital Contribution after a Non-payment Election by NexGen.

          (d) NexGen's Reimbursable Services. From and after the Effective Date until the earlier to occur of (i) the Board determining that the Company only has a Chemicals Business because there is no reasonable likelihood that the Company will become a Section 45 Business, (ii) ADA and NexGen unanimously agreeing that they no longer desire to pursue becoming a Section 45 Business,
(iii) the termination of this Agreement, or (iii) NexGen making a Non-payment Election, unless otherwise mutually agreed by the parties, NexGen shall perform in good faith the duties and provide the services described on Schedule 6.9(d) hereto for the Company, in exchange for which the Company shall pay NexGen a commercially reasonable hourly rate, based on the nature of the services being provided and the cost that would be chargeable for similar services being provided by an unaffiliated provider in the Denver metropolitan area.

          (e) Force Majeure. If either party is prevented or delayed in the performance of any of its obligations by Force Majeure and if such party gives written notice thereof to the other party within twenty (20) days of the first day of such event specifying the matters constituting Force Majeure, together with such evidence as it reasonably can give, then the party so prevented or delayed will be excused from the performance or punctual performance, as the case may be, as from the date of such notice for so long as such Force Majeure continues; provided, however, that Force Majeure shall not relieve any party of the obligation to make any payments required hereunder unless normal banking transactions are not available.

          (f) Travel and Associated Business Expenses. Notwithstanding anything to the contrary contained herein, the reasonable travel and associated business expenses of Member personnel contributing their time and expertise to the Business (per Schedules 6.9(a)(i), 6.9(a)(ii), 6.9(b) and 6.9(d)), whether or not such expenses are incurred in connection with a duty that is non-reimbursable or reimbursable, shall be deemed a business expense of the Company and paid to the party incurring such reasonable expense upon submission to the Company of appropriate supporting documentation.

                                  ARTICLE VII
                  RECORDS, FINANCIAL STATEMENTS AND FISCAL YEAR
                  ---------------------------------------------

     7.1 Records. The Board shall cause to be kept accurate and complete books of account of the Company wherein shall be recorded all of the contributions to the capital of the Company and all of the transactions of the Company. All Company records shall be kept at the principal place of business of the Company, and each Voting Member and its authorized representatives shall have, at all times during reasonable business hours, free access to and the right to inspect and copy such records. Non-voting Members shall have such access to records of the Company as is required or given pursuant to the Act.

     7.2 Financial Statements.

          (a) Monthly Financial Statements. On or before the thirtieth (30th) day following the end of each month, the Board (or a designated Officer) shall prepare or cause the Company's bookkeeper or accountant to prepare, and deliver to the Board and the Members, financial statements as of the end of the preceding month, consisting of the following statements: balance sheet; statement of operations (profit and loss); and statement of cash flows. The profit and loss and cash flow statements shall include cumulative figures for the year to date. Such financial statements shall be prepared in accordance with GAAP. In addition, the Board (or a designated Officer) shall prepare and provide the Members with a monthly and year-to-date statement showing actual versus budgeted expenditures by categories, prepared in a manner consistent with the approved written budget as set forth in the Annual Business Plan.

          (b) Annual Financial Statements. On or before the forty fifth (45th ) day following the end each Fiscal Year, the Board (or a designated Officer) shall prepare or cause the Company's bookkeeper or accountant to prepare, and deliver annual financial statements (in draft form) to the Members as of the end of the preceding year and for the entire year then ended, consisting of the following statements: balance sheet; statement of operations (profit and loss); statement of cash flows; and statement of capital accounts for each Member. Such financial statements shall be prepared in accordance with GAAP. The Members shall review such draft financial statements and shall tender any comments thereto to the Board, who shall then finalize the statements so that they may be submitted for audit.

          (c) Audit. Upon the request of either Member, the Company shall cause the annual financial statements of the Company to be audited by a certified public accountant to be appointed by the Members, which accountant shall be qualified to audit financial statements to be included in filings under the Securities Act. The expense of any such audit shall be borne by the Company.

     7.3 Tax Returns; Tax Matters Partner. The Board shall cause all income tax returns required to be prepared and timely filed by the Company with the appropriate taxing authorities. The Board shall also cause to be prepared Schedules K-1 to Form 1065 or similar schedules showing the amount of Company income, gain, loss, deduction or credit allocated or charged to such Member pursuant hereto and the amount of any distributions made to such Member during such Fiscal Year, and shall use reasonable efforts to deliver such tax returns and schedules to the Members within seventy-five (75) days after the end of the Fiscal Year. All Members shall provide to the Company within ten (10) days after the date requested any and all information needed by the Company in order to prepare properly the income tax returns for the Company in accordance with the effective applicable rules and regulations pertaining thereto. NexGen is hereby designated as "Tax Matters Partner" ("TMP") for federal tax purposes and the TMP shall have the authority to represent the Company and the Members in this regard. The Members agree to cooperate with the Tax Matters Partner with respect to the conduct of any proceedings regarding tax matters. Notwithstanding the foregoing, the Tax Matters Partner shall not have any authority to change any tax returns, compromise any position of the Company with the Internal Revenue Service or otherwise bind the Company or any Member unless Approved by the Members. The Tax Matters Partner will promptly give each Member copies of any notices or correspondence received in his role as such and shall promptly notify each Member of and give the Members owning at least ten percent (10%) of the Voting Units an opportunity to participate in and have full and complete access and input to any and all proceeding, filings, or other matters arising in connection with said role. The Tax Matters Partner may be removed and replaced by the Members. In the event the Company has been dissolved and wound up, or is otherwise unable to fund expenses incurred in a proceeding concerning tax matters, each Member shall be responsible for its pro-rata share of any and all amounts reasonably incurred by the Tax Matters Partner in any such proceeding, based on the percentage ownership of the Members at the time, or as such interests existed at the time of dissolution of the Company, if applicable. The Members (or former members, in the case where the Company has been dissolved and wound up), shall immediately pay such amounts upon request of the Tax Matters Partner.

     7.4 Bank Accounts. The Managers shall open and maintain a bank account or accounts in the name of the Company in a commercial bank, the deposits of which are insured by an agency of the United States Government, in which shall be deposited all funds of the Company. The Managers shall designate one or more persons to have the authority to disburse funds from such accounts for the Company purposes specified in this Agreement. There shall not be deposited in any such accounts any funds other than funds belonging to the Company and no other funds shall in any way be commingled with such funds. The Company may invest such funds, as it deems appropriate, in short-term certificates of deposit, government obligations or prime grade commercial paper.

                                  ARTICLE VIII
                           DISSOLUTION AND LIQUIDATION
                           ---------------------------

     8.1 Dissolution.

          (a) The Company shall be dissolved upon the occurrence of any of the following events, whichever occurs earliest:

               (i) The sale or other disposition of all or substantially all of the assets of the Company and (if any deferred payment is received in connection with such sale or other disposition) the receipt of the final installment or other deferred payment from such sale or other disposition;

               (ii) Upon the unanimous consent of the Members;

               (iii) The termination, dissolution, death, permanent disability or bankruptcy of any of the Members. Upon the occurrence of any event described in this paragraph (iii) of this Section 8.1(a), the Voting Members (excluding, for this purpose, the Units held by the Member with respect to which the event has occurred) may, within ninety (90) days after such event, elect to continue the business of the Company. If the business of the Company is continued pursuant to this Section 8.1(a)(iii), the Member with respect to whom the event occurred shall retain and be entitled to its share of the profits, losses and distributions of the Company to the same extent as though held by the Member, except that the successor to or representative of said Member shall be a Non-voting Member from and after the occurrence of the event; or

               (iv) at the option of a Member, upon a Change of Control of the other Member.

     8.2 Liquidation.

          (a) Except as otherwise provided herein, upon the dissolution of the Company, no further business shall be conducted except for the taking of such action as shall be necessary for the winding up of the affairs of the Company and the distribution of its assets to the Members pursuant to the provisions of this section. The Members shall appoint a Person (who may be a Member) to act as liquidating trustee who shall have full authority to wind up the affairs of the Company and to make final distribution as provided herein. The liquidating trustee may sell all of the assets of the Company, at the best price available or distribute all or part of the Company's assets in kind; provided that, any such sale shall be made only with ten (10) days advance written notice to the Members.

          (b) Upon the liquidation of the Company, all of the assets of the Company shall be applied and distributed, by the liquidating trustee in the following order:

               (i) To the creditors of the Company, other than Members;

               (ii) To setting up reserves which the liquidating trustee may deem necessary for contingent or unforeseen liabilities or obligations of the Company arising out of or in connection with the operations of the Company or its liquidation;

               (iii) To the Members with respect to any Member Loans or advances (including accrued interest) made by them to the Company; and

               (iv) To the Members in accordance with Article IV.

          (c) Any distributions in kind to the Members shall be valued at the fair market value thereof, as reasonably determined by the liquidating trustee, and the Capital Accounts of the Members shall be adjusted to reflect the income or loss that would be realized if the item(s) of property were sold for an amount equal to the fair market value as so determined.

          (d) The liquidating trustee shall comply with any requirements of the Act or other applicable law, except as modified by this Agreement, pertaining to the winding up of a limited liability company, at which time the Company shall stand liquidated.

     8.3 Compliance with the Act. Upon the dissolution of the Company, the liquidating trustee shall cause to be prepared and filed, and the Members shall consent to and execute, where appropriate, such documents as my be necessary or appropriate to comply with the relevant provisions of the Act including, without limitation, filing a statement of commencement of winding up and a certificate of termination.

                                   ARTICLE IX
                     PERMITTED TRANSFERS; OPTION TO PURCHASE
                     ---------------------------------------

     9.1 Permitted Transfers. A Member may Transfer all or a part of its Units only in accordance with this Section 9.1 or upon compliance with the requirements of Section 9.3. Any attempted Transfer of Units, any part of a

Unit, or any rights appurtenant thereto, other than in compliance with this
Section 9.1 or Section 9.3 shall be void and of no effect. The permitted transfer ("Permitted Transfer") by a Member shall mean only the following and, only a Person to whom a permitted Transfer is made pursuant hereto shall be a "Permitted Transferee": (a) a direct or indirect Transfer of Units by a Member to a Subsidiary or Affiliate, provided that control of the Units so Transferred remains in a current Member or the Company, as appropriate, and the other Members shall be entitled to rely on the transferring Member (or another Member) for all purposes under and pursuant to this Agreement; (b) a Transfer of Units by a Member to another Member (including a transfer back to ADA from NexGen under the Purchase Agreement); or (c) any other direct or indirect Transfer approved by the affirmative vote of a majority of the Members holding Voting Units; provided, that, the Members will not unreasonably withhold, delay or condition their approval for such a Transfer in the event the Transfer (i) does not change the control of the Units proposed to be Transferred from the Person designated as a Member on the Effective Date (if the Transfer is to an entity owned or controlled by said Member), (ii) the transferee of the transferring Member executes a counterpart of this Agreement agreeing to all of the relevant terms hereof in addition to any additional restrictions on further Transfers of the Units said new Member has received, and/or (iii) the proposed Transfer would not constitute a Change of Control. In the event of a Transfer other than in accordance with this Section 9.1 or Section 9.3 (including, without limitation, a transfer upon bankruptcy or dissolution of a Member), the Units subject to the Transfer shall immediately become Non-voting Units unless and until the Members not transferring Units have unanimously approved the Transfer, in the sole and absolute discretion of such Members, and the Units so Transferred shall be subject to the purchase option set forth in Section 9.2, below.

     9.2 Purchase Right Upon Non-Approved Transfer. In the event any Units of the Company are Transferred other than by a Permitted Transfer (including, without limitation, a Transfer to the separate property of a Person not named as the Member upon a transfer to a trustee in bankruptcy or a transfer upon the dissolution of a Member to a Person who is not a Member), the Units shall, at the election of the holders of a majority of the Voting Units outstanding (not counting the Units then Transferred), become Non-voting Units, effective retroactively to the date of such non-approved Transfer, and the Company and the other Members shall have the right (but not the obligation), to purchase the Units so Transferred (the "Option Units") in accordance with the terms of this
Section 9.2.

          (a) Company Option to Purchase. The Company shall first have the right to elect to redeem the Option Units (subject to applicable law or restrictions regarding such redemption) during the period (the "Company Option Period") beginning on the later of (i) the day on which the Company received actual notice, in writing, of the Transfer or (ii) the day on which the Company obtains written confirmation from the transferee of the Option Units that a Transfer has occurred (the "Transfer Notice") and ending on the later of (x) one (1) year after the Transfer Notice or (y) thirty (30) days after receipt of the "Appraised Value" (as defined herein) from the "Appraiser" (as defined herein).

          (b) Member Option to Purchase. In the event the Company elects not to purchase all of the Option Units as provided in Section 9.2(a), the Members other than the owner of the Option Units (the "Non-transferring Members") shall have the right to elect to purchase the Option Units during the period (the "Member Option Period") beginning on the earlier to occur of (i) the date on which the Company gives the Non-transferring Member written notice that it does not intend to exercise its option to redeem the Option Units or (ii) the end of the Company Option Period, and ending sixty (60) days thereafter. The option to purchase or redeem shall be exercised by the Company or the Non-transferring Members, as the case may be, by written notice to the Person who owns or controls the Option Units (the "Option Notice") delivered on or before the end of the applicable period. In the event more than one (1) Non-transferring Member desires to purchase the Option Units (the "Purchasing Members"), if the Purchasing Members cannot agree on the number of Option Units each will purchase, they shall have the right to purchase the percentage of Option Units pro rata based upon their respective Sharing Ratios

          (c) Appraised Value; Appraisers. The value per Option Unit shall be determined either by (i) agreement of the Person who owns or controls the Option Units (the "Option Seller") and either the Company, in the case of Section 9.2(a), or the Purchasing Members, in the case of Section 9.2(b), or (ii) if no agreement can be reached under the applicable portion of Section 9.2(c)(i), in the case of either Section 9.2(a) or Section 9.2(b), by an Appraiser determining the Appraised Value. The "Appraised Value" shall mean the fair market value of the Option Units, taking into account any lack of liquidity of the Units, the financial and business condition of the Company and such other factors an Appraiser may take into account in determining fair market value of the Option Units, including any lack-of-control or minority status in determining the value of the Option Units. Any "Appraiser" shall be appointed upon Approval of the Members and compensated by the Company and shall be qualified to appraise the Units. The Appraiser shall give written notice of the Appraised Value to the Option Seller and, as applicable, the Purchasing Members or the Company. The purchase price shall be as agreed by the appropriate parties in the case of
Section 9.2(c)(i), or the Appraised Value per Option Unit multiplied by the number of Units constituting the Option Units, in the case of Section 9.2(c)(ii) (the "Purchase Price").

          (d) Closing The Closing of the purchase and sale of the Option Units, whether pursuant to Section 9.2(a) or Section 9.2(b), shall occur within thirty
(30) days following the determination of the Purchase Price. At closing the Option Seller shall deliver the Option Units to the Company or the Purchasing Members, as the case may be, free and clear of any and all Liens (except this Agreement) pursuant to such instrument or instruments as may be necessary or appropriate for such purpose.

     9.3 Bona Fide Offer.

          (a) Any Member (a "Transferor") who receives and desires to accept a Bona Fide Offer from a Person to buy the Member's Units (the "Offered Units") must promptly send a written "Notice to Sell" to the Voting Members and shall offer to sell the Offered Units to said Voting Members at the same price and on the same terms as contained in the Bona Fide Offer. Such Notice to Sell shall be in writing and contain a true and correct copy of the Bona Fide Offer, including its price, terms, and conditions, and the name, address, business or occupation, and financial statements dated within 12 months from the date of the Bona Fide Offer of the person or persons making such Bona Fide Offer, or if the Bona Fide Offer is for cash, written demonstration of the ability to pay. The Voting Members shall have thirty (30) days after the receipt of the Notice to Sell to notify the Transferor in writing that said Members elect to purchase all, but not less than all, of the Offered Units. The Notice to Sell may be accepted by all or less than all of the Voting Members who receive the Notice to Sell (the "Electing Members").

          (b) If there is more than one Electing Member, each Electing Member may purchase the number of Offered Units on which such Electing Members may agree or, if no agreement can be reached, each Electing Member may purchase a pro rata number of the Offered Units based upon the respective Sharing Ratios of the Electing Members.

          (c) Unless otherwise agreed, the closing shall take place within sixty
(60) days after the date the Transferor receives notice that his offer has been accepted by the Electing Members. Unless otherwise agreed, the closing shall take place at the principal office of the Company and shall be at the price and terms of the Bona Fide Offer.

          (d) If no Voting Members elect to timely purchase the Offered Units in accordance with this Section 9.3, the Transferor may make a bona fide sale to the prospective purchaser named in the Notice to Sell, but only on terms in strict compliance with those set forth by the Transferor in the Notice to Sell and in accordance with this Agreement. Any prospective purchaser shall, prior to such Transfer, become a signatory hereto by executing a conformed counterpart of this Agreement whereby such Person or Persons shall be deemed to have adopted and agreed to be bound by all of the provisions of this Agreement, and shall provide the Company and the other Members with reasonable proof and assurances that such prospective purchaser will be able to timely and adequately perform the duties of the Transferor pursuant to Section 6.9 hereof. Upon a failure to provide such reasonable assurances and proof, the Company and any non-transferring Member shall be entitled to object to the proposed transfer, and such transfer shall be prohibited until such prospective purchaser is able to provide such reasonable assurances and proof. If the Transferor shall fail to make such sale within sixty (60) days following the expiration of the time provided in this Section 9.3 for the election by the other Members, the Offered Units shall then again become subject to all restrictions of this Agreement. Any modification of the terms of the Bona Fide Offer between the prospective purchase and the Transferor shall be deemed a new offer which shall again be subject to this Section 9.3.

          (e) In connection with a Bona Fide Offer, a Transferor may disclose to a prospective purchaser information regarding the Company, including Confidential Information, provided the Transferor and prospective purchaser have entered into a written agreement for the benefit of the Company and its Members and providing that such information shall remain confidential and prohibiting the use and further dissemination of such Confidential Information, containing essentially the terms contained in Section 11.8.

                                    ARTICLE X
                                 INDEMNIFICATION
                                 ---------------

     10.1 Indemnification by Company.

          (a) In General. To the maximum extent permitted by law, and notwithstanding any other provision relating to the rights of indemnity hereunder or under the other Transaction Agreements, the Company shall indemnify and hold harmless each Manager, Officer and Member and its members, managers, partners, shareholders, officers, employees, agents, attorneys and Affiliates (individually, an "Indemnitee") from and against any and all Damages arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved, as a party or otherwise, arising out of or incidental to the business or affairs of the Company or the Indemnitee's acting as a Member, a Manager or an officer, Manager, employee or agent thereof, regardless of whether the Indemnitee continues to be a Member, a Manager, an Affiliate, or an officer, Manager, employee, partner or agent of such Member or of an Affiliate at the time that such liability or expense is paid or incurred.

          (b) Advance Payment of Expenses. At the sole discretion of the Managers (and subject to the Approval of the Managers) the Company may pay or reimburse, in advance of the final disposition of a proceeding, reasonable expenses incurred by an Indemnitee who is, was or is threatened to be a named defendant or respondent in a proceeding, if the Company receives a written undertaking constituting an unlimited general obligation of the Indemnitee (without reference, however, to the Indemnitee's ability to repay) by or on behalf of the Indemnitee to repay the amount paid or reimbursed if it is ultimately determined that the Indemnitee has not met the applicable requirements.

          (c) Report to Managers and Members. The Company shall promptly (but in any case within twenty (20) days) notify the Managers and Members of any indemnity payments made hereunder.

          (d) Future Amendments to the Act. Notwithstanding anything to the contrary in this Section 10.1 or elsewhere in this Agreement, no amendment to the Act after the date of this Agreement may reduce or limit in any manner the indemnification provided for or permitted by this Section 10.1 unless the reduction or limitation is mandated by the amendment for limited liability companies formed prior to the enactment of the amendment.

     10.2 Indemnification by the Parties. To the maximum extent permitted by law, and notwithstanding any other provision relating to the rights of indemnity hereunder or under the other Transaction Agreements, each party shall indemnify and hold harmless each other party and their respective members, managers, partners, shareholders, officers, employees, agents, attorneys and Affiliates from and against any and all Damages related to, arising out of or otherwise in connection with any (i) breach or violation of any representation or warranty of the indemnifying party contained in this Agreement or the other Transaction Agreements, (ii) any default by such indemnifying party under any agreement or covenant contained herein or in the other Transaction Agreements, or (iii) any violation by such indemnifying party of any Law, in all cases except to the extent any breach, violation or default directly results from the gross negligence or willful misconduct of the party otherwise entitled to be indemnified hereunder.

     10.3 Limits of Indemnification. Notwithstanding anything to the contrary in this Agreement, any Transaction Agreement, or elsewhere or under applicable law, under no circumstances will any Member be liable to any other Member for consequential, incidental, special, or punitive damages for any breach of this Agreement or any Transaction Agreement or howsoever else arising, and each Member hereby waives all rights to such damages.


                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     11.1 Notices. All notices and other required communications hereunder shall be in writing, addressed as follows:

     If to NexGen:
     -------------

     NexGen Refined Coal, LLC
     3300 South Parker Road, Suite 520
     Aurora, CO 80014
     Attn:  Charles S. McNeil, President
     Fax:  (303) 751-9210
     Email address:  cmcneil@nexgen-group.com

     With a copy to:

     Republic Financial Corporation
     3300 South Parker Road, Suite 500
     Aurora, CO  80014
     Attn:  Senior Vice President
     Fax:  (303) 751-4777
     Email address:  jstirbis@republic-financial.com

     If to ADA:

     ADA-ES, Inc.
     8100 SouthPark Drive, Unit B
     Littleton, CO _80120
     Attn:  Dr. Michael Durham
     Fax:  (303) 734-0330
     Email address: miked@adaes.com

Notices shall be given (a) by personal delivery to the other party, (b) by facsimile or email, with confirmation sent by registered or certified mail, return receipt requested, or (c) by registered or certified mail, return receipt requested. All notices shall be effective and deemed delivered (i) if by personal delivery, on the date of delivery if during business hours, otherwise the next business day, (ii) if by facsimile, on the date the facsimile is received if received during business hours, otherwise the next business day and
(iii) if solely by mail, upon receipt by the addressee, which receipt shall be deemed to have occurred at such time as the party is provided with notice from the postal authorities that a registered or certified letter is awaiting delivery to the party. A party may change its address by notice to the other party.

     11.2 Application of Colorado Law. This Agreement and the application of interpretation hereof, shall be governed exclusively by the laws of the State of Colorado, and specifically the Act. In a proceeding brought to enforce or interpret this Agreement or any matter related hereto, the parties agree that exclusive jurisdiction and venue shall exist in the Colorado District Courts located in Arapahoe County, Colorado, and neither party shall be entitled to move for a change of venue based on the grounds of inconvenience or for any other reason.

     11.3 No Action for Partition. No Member shall have any right to maintain any action for partition with respect to the property of the Company.

     11.4 Amendment of Articles or this Agreement. Except as otherwise expressly set forth in this Agreement, the Articles or this Agreement may be amended, supplemented or restated only upon the unanimous written consent or approval, as the case may be, of the Members then entitled to vote thereon. Upon obtaining the approval of any amendment to the Articles, the Members shall cause a Certificate of Amendment in accordance with the Act to be prepared, and such Certificate of Amendment shall be executed by a Manager or Member or Members (if so required) and shall be filed in accordance with the Act.

     11.5 Binding Effect. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the Company and the Members, their distributees, legal representatives, executors, administrators, successors and assigns.

     11.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and shall be binding upon the Company and the Member who executed the same, but all of such counterparts shall constitute the same Agreement.

     11.7 Dates. The term "day" as used in this Agreement means a calendar day. If the date of any required action or notice under this Agreement falls on a Saturday, Sunday or legal holiday, the date of such required action or notice shall be extended to the next business day.

     11.8 Confidentiality.

          (a) As used herein, the term "Confidential Information" means information which is of a non-public, proprietary or confidential nature of the disclosing Party or another Person providing information to the Company under an agreement pursuant to which such information is required to be kept confidential (whether such Confidential Information is marked or identified as confidential or has been or is disclosed in circumstances that would lead a reasonable person to believe such information is confidential) disclosed to the receiving Party by the disclosing Party or Person or its officers, directors, agents or representatives, including information disclosed in any conversations and discussions between or among the Parties, or any of their officers, directors, agents or representatives (including information disclosed prior to the Effective Date), including, without limitation, all materials, documentation, know-how, potential strategic relationships, reports and analyses, technical and economic data, studies, forecasts, trade secrets, research or business strategies or methods, business structures, monetization strategies, marketing information and strategies, procedures, business, financial or contractual information or other written or oral information regarding ADA, NexGen, the Technology, the Company or the Business. Confidential Information may be in any form whatsoever, including oral communications, writings, computer programs, logic diagrams, component specifications, drawings, diagrams or other media. All such information, howsoever disclosed, including by inspection or otherwise, shall be deemed Confidential Information unless otherwise expressly agreed in writing by the Party or Person disclosing such information.

          (b) Notwithstanding the provisions of paragraph (a) of this Section 11.8, the term "Confidential Information" shall not include, and neither Party shall be under any obligation to maintain in confidence or not use, any information (or any portion thereof) disclosed to it by the other Party to the extent that such information:

               (i) is in the public domain at the time of disclosure; or

               (ii) following disclosure, becomes generally known or publicly available through no act or omission on the part of the receiving Party: or

               (iii) is known, or becomes known, to the receiving Party from a source other than the disclosing Party or its Representatives (as defined herein), provided that disclosure by such source is not in breach of a confidentiality agreement with the disclosing Party; or

               (iv) is independently developed by the receiving Party without violating any of its obligations under this Agreement and without the use of or reference to any Confidential Information of the other Party.

          (c) If a receiving Party is served with any legal process or in any civil action or criminal action is subject to any motion or order requiring the receiving Party to disclose to a third-party any Confidential Information of the disclosing Party, the receiving Party will promptly notify the disclosing Party, and unless the disclosing Party timely obtains, at its own instigation and cost, an appropriate court order nullifying such process, motion, or order or restraining the receiving Party from such disclosure, the receiving Party may disclose such Confidential Information as and to the extent required by such legal process, motion, or order. The receiving Party will promptly and fully cooperate with all efforts of the disclosing Party to obtain such order.

          (d) The Parties hereby further agree that the Confidential Information
(i) may only be used by the receiving Party in connection with or in furtherance of the Business, and (ii) will be kept confidential at all times hereunder and not disclosed by the receiving Party to any other person, except that Confidential Information may be disclosed to any of the receiving Party's affiliates, directors, officers, employees, attorneys, accountants, consultants, advisors and agents (collectively, its "Representatives") and to financing sources and customers who require access to such information in connection with the Business. Each of the Parties agrees that any of its Representatives to whom Confidential Information is disclosed will be informed of the confidential or proprietary nature thereof and of the receiving Party's obligations under this Agreement, and that each Party shall be responsible for any use or[GRAPHIC OMITTED][GRAPHIC OMITTED] disclosure of Confidential Information by any of its Representatives. Confidential Information shall not be reproduced in any form except as required to accomplish the intent of this Agreement or in furtherance of the Business. Any reproduction of any Confidential Information shall remain the property of the disclosing Party and shall contain all confidential or proprietary notices or legends that appear on the original, unless otherwise authorized in writing by the disclosing Party. Notwithstanding the foregoing, Confidential Information incorporated in the ordinary course into any Party's written board materials or minutes shall not be subject to the obligations set forth in this paragraph as long as such materials or minutes are held consistent with the procedures normally used by such Party to safeguard proprietary information. Such Confidential Information shall continue to be subject to the other terms and conditions of this Agreement.

          (e) The Parties agree that: (i) all rights to Confidential Information disclosed pursuant to this Agreement are reserved to the disclosing Party; (ii) except as otherwise prohibited by this Agreement, nothing in this Section 11.8 shall diminish or restrict in any way the rights that each Party has to conduct its business or to disclose its own Confidential Information to third parties, and (iii) except as specifically set forth in another Transaction Agreement, no license or conveyance or any rights including intellectual property rights relating to the Confidential Information is granted or implied by either Party to the other.

          (f) The provisions of this Section 11.8 shall become effective as of the Effective Date, shall survive termination of this Agreement, and shall continue until such Confidential Information ceases to be Confidential Information in accordance with the provisions of paragraph (b) of this Section 11.8, provided, however, that in the event of a dissolution of the Company resulting in the parties no longer ceasing to engage in the Business as members of the Company, the party who owns any such Confidential Information may use such information for any purpose whatsoever.

          (g) Upon a disclosing Party's request, the receiving Party shall at its option either destroy or return to the disclosing Party as promptly as practicable, but in any event within thirty (30) days, all Confidential Information received from the disclosing Party in the possession of the receiving Party or its Representatives, including all copies of such Confidential Information, all notes or other documents with respect to or reflecting such Confidential Information, and of materials derived from such Confidential Information. Upon completing the foregoing, the receiving Party shall give the disclosing Party a certificate confirming its compliance with this Section.

          (h) Each Party further agrees that all files, records, documents, drawings, specifications, equipment, and similar items relating to the Business and which are prepared by the Company in the course of conducting the Business, whether prepared by a Member or others, are and shall remain exclusively the property of the Company and that they shall be removed from the premises of the Company only with the express prior written consent of the Company.

          (i) Prior to appointment of any Person as a Manager who is not also a Member, such Person will be required to execute and deliver to the Company a Confidentiality Agreement covering essentially the same items as covered hereby.

          (j) The receiving Party of any Confidential information acknowledges and agrees that due to the unique nature of the Confidential Information, there may be no adequate remedy at law for any breach of a receiving Party's obligations hereunder, that any such breach or any unauthorized use or release of any Confidential Information by a receiving Party may allow such receiving Party or third parties to unfairly compete with the disclosing Party, resulting in irreparable harm to the disclosing Party and therefore, that upon any such breach or any, threat thereof, the disclosing Party shall be entitled to appropriate equitable relief in addition to whatever remedies that the disclosing Party might have at law, and the disclosing Party shall be entitled to be indemnified by the receiving Party from any loss or harm, including, without limitation, attorney's fees, in connection with any breach or enforcement of the receiving Party's obligations hereunder or the unauthorized use or release of any such Confidential Information. Notwithstanding the forgoing or any law, under no circumstances shall either Party be liable for special, incidental, consequential, or punitive damages with respect to any breach of this Agreement other than the payment of attorney fees as is specifically provided for in this Agreement.

     11.9 Covenant Not to Compete: Business Opportunities. Each Member agrees that it will not compete with the Business of the Company during the term of this Agreement. For this purpose, the term "compete" shall mean engaging in any business or activity that is in competition with the Business or activity of the Company in the same market the Company is engaged in or is marketing to (through direct marketing efforts) at any time during the term of this Agreement and with any customers of the Company at the time of termination for a period of three years. In addition, during the term of this Agreement, each Member shall present to the Company any business opportunity which relates to or in the furtherance of, the ongoing Business of the Company, except that nothing in this Section
11.9 shall in any way limit the applicability of Section 1.6 hereof. In this regard, the Members agree that they will use their best efforts to further the purposes and business of the Company and shall not engage in any activities which are or may be considered competitive with the Business or operations of the Company. The Members agree that prior to the appointment of any Person as a Manager who is not also a Member, such Person will be required to execute and deliver to the Company a non-competition agreement containing terms and conditions substantially the same as the foregoing Section 11.8 and 11.9. Notwithstanding this Section 11.9, or any other provision of this Agreement, such provisions shall not be construed in such a manner as to prevent ADA from selling a product or service where such sales are not competitive with the Company's Business.

     11.10 Invalidity of Provisions. Should any provision or part of any provision of this Agreement be held to be invalid or unenforceable by a Court of competent jurisdiction, such provision shall be deemed modified and amended to the extent (but only to the extent) necessary to make such provision valid and enforceable, and so amended, such provision shall be enforced. In the event a Court finds that it cannot so modify or amend any such provision, such provision shall be stricken from this Agreement and the remaining provisions of this Agreement shall remain valid and enforceable to the fullest extent possible, excluding such invalid provision.

     11.11 Representations and Warranties.

          (a) Each Member represents and warrants to the other Members and the Company as follows:

               (i) It is the type of legal entity specified in the first paragraph of this Agreement, duly organized and in good standing under the laws of the jurisdiction of its organization and is qualified to do business and is in good standing in those jurisdictions where necessary to carry out the purposes of this Agreement;

               (ii) the execution, delivery and performance by it of this Agreement and all transactions contemplated herein are within its entity powers and have been duly authorized by all necessary entity actions;

               (iii) this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity; and

               (iv) the execution, delivery and performance by it of this Agreement will not conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of (i) any applicable law, (ii) its governing documents, or (iii) any agreement or arrangement to which it or any of its Affiliates is a party or which is binding upon it or any of its Affiliates or any of its or their assets.

          (b) Each Member recognizes that (i) the Units have not been registered under the Securities Act or qualified under any state securities laws, and covenants not to sell, offer for sale, or otherwise Transfer all or any part of its Units in the absence of an effective registration statement covering such interest under the Securities Act and qualification under applicable state securities laws unless such sale, offer of sale, or other Transfer is exempt therefrom, (ii) the Company has no obligation to register or qualify any Member's Units for sale, or to assist in establishing an exemption from registration or qualification for any proposed sale and may, in conjunction with any proposed sale or Transfer, require the Transferring owner to provide the

Company with an opinion of counsel as to the legality of such transfer under applicable Laws, and (iii) the restrictions on Transfer contained in this Agreement, under the Securities Act and under applicable state securities laws may severely affect the liquidity of a Member's investment. This Agreement and any certificates representing Units may include a legend reflecting the restrictions on Transfer set forth in this Section 11.11(b) or elsewhere in this Agreement.

          (c) Each Member further represents and warrants to the other Members and the Company as follows:

               (i) such Member has been advised (i) that a conflict of interest exists among the Members' individual interests, (ii) that this Agreement has tax consequences and (iii) that it should seek independent counsel in connection with the execution of this Agreement;

               (ii) such Member has had the opportunity to seek independent counsel and independent tax advice prior to the execution of this Agreement and no Person has made any representation of any kind to it regarding the tax consequences of this Agreement; and

               (iii) this Agreement and the language used in this Agreement are the product of all parties' efforts and each party hereby irrevocably waives the benefit of any rule of contract construction that disfavors the drafter of an agreement.

          (d) The representations and warranties set forth in Section11.10(a),
(b) and (c) above shall survive the execution and delivery of this Agreement and any documents of Transfer provided under this Agreement.

     11.12 Expenses. Except as otherwise specifically provided in this Agreement and the Purchase Agreement, NexGen and ADA will each pay all costs and expenses incurred by each of them on their own behalf, in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of their own financial consultants, accountants and counsel.

     11.13 Public Announcements. No public announcement may be made by any Person with regard to the transactions contemplated by this Agreement without the prior consent of NexGen and ADA, provided that either party may make such disclosure if advised by counsel that it is required to do so by applicable law or regulation of any governmental agency or stock exchange upon which securities of such party are registered. NexGen and ADA will discuss any public announcements or disclosures concerning the transactions contemplated by this Agreement with the other party prior to making such announcements or disclosures.

     11.14 Entire Agreement. This Agreement and the other Transaction Agreements, together with all respective exhibits and schedules hereto and thereto, collectively constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all representations, warranties, understandings, terms or conditions on such subjects that are not set forth specifically herein or therein, including, without limitation, the terms and conditions contained in the LOI.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of November 3, 2006.

                                            COMPANY:
                                            --------

                                            ADA-NexCoal, LLC, a Colorado limited
                                            liability company

                                            By: /s/ Mark H. McKinnies
                                            -------------------------
                                            Name:  Mark H. McKinnies
                                            Title:  Manager


                                            MEMBERS:
                                            --------

                                            ADA-ES, Inc., a Colorado corporation

                                            By: /s/ Michael D. Durham
                                            -------------------------
                                            Name:  Michael D. Durham
                                            Title:  President


                                            NexGen Refined Coal, LLC, a Wyoming
                                            limited liability company

                                            By: /s/ Charles S. McNeil
                                            -------------------------
                                            Name:  Charles S. McNeil
                                            Title:  President

                         INDEX OF EXHIBITS AND SCHEDULES
                                       TO
                             OPERATING AGREEMENT OF

                                ADA-NEXCOAL, LLC
                                ----------------





         EXHIBIT                                 DESCRIPTION
         -------                                 -----------


            A                     [Reserved]
            B                     Unit Ownership and Sharing Ratios
            C                     Addresses of Members
            D                     License  Agreement  (to which the  Supply
                                  Agreement shall be attached as Exhibit 1)


        SCHEDULE                                 DESCRIPTION
        --------                                 -----------


         5.1(c)                   Managers

        6.9(a)(i)                 Non-reimbursable Duties of
                                  NexGen under Section
                                  6.9(a)(i)

       6.9(a)(ii)                 Non-reimbursable Duties of
                                  NexGen under Section
                                  6.9(a)(ii)

         6.9(b)                   Non-reimbursable   Duties  of  ADA  under
                                  Section 6.9(b)

         6.9(d)                   Reimbursable   Duties  of  NexGen   under
                                  Section 6.9(d)

                                    EXHIBIT A
                                       TO
                               OPERATING AGREEMENT
                                       OF
                                ADA-NexCoal , LLC

                                   [Reserved]
                                   ----------

                                    EXHIBIT B
                                       TO
                               OPERATING AGREEMENT
                                       OF
                                ADA-NexCoal, LLC

                        Unit Ownership and Sharing Ratios


            Member                       Units*              Sharing Ratios
            ------                       -----               --------------

   ADA-ES Inc.                             50                      50%

   NexGen Refined Coal, LLC                50                      50%



* All Voting Units

                                    EXHIBIT C
                                       TO
                               OPERATING AGREEMENT
                                       OF
                                ADA-NexCoal, LLC

                                    Addresses
                                    ---------


            Member                                 Address
            ------                                 -------

         ADA-ES, Inc.                   8100 SouthPark Way, Unit B
                                        Littleton, CO 80120

   NexGen Refined Coal, LLC             3300 South Parker Road, Suite 520
                                        Aurora, CO 80014

                                    EXHIBIT D
                                       TO
                               OPERATING AGREEMENT
                                       OF
                                ADA-NexCoal , LLC


[License Agreement dated November 3, 2006 between ADA-ES, Inc. and ADA-NexCoal, LLC]

                                 SCHEDULE 5.1(C)

                                    Managers
                                    --------

ADA Managers:  Dr. Michael Durham, Dr. Nina Bergan French

NexGen Managers:  Charles McNeil, Brian Humphrey

                               Schedule 6.9(a)(i)
                               ------------------

NexGen's Non-reimbursable Duties under Section 6.9(a)(i):
---------------------------------------------------------

     o Provide expanded market access to assist the Company in marketing the Technology.

     o    NexGen shall engage legal counsel (Keith Martin of Chadbourne & Parke
          LLP) to pursue appropriate and available legal, legislative or regulatory approaches to best enable the Company to qualify for
          Section 45 Tax Credits, which may include the preparation of a private letter ruling application to the IRS; provided, however, that, NexGen shall only be obligated to pay exclusively for the fees and expenses of such legal counsel up to $100,000, and, thereafter, any fees and expenses of legal counsel shall be an expense of the Company and paid pursuant to the terms of the Operating Agreement.

     o NexGen shall initiate contact with its current section 29 tax credit monetizers and related parties and other prospective tax credit monetizers to attempt to structure and negotiate a sale of any Section 45 Tax Credits for which the Company may qualify.

     o Structure and assist in obtaining project finance funding for plant development and testing and additional funding necessary to support the Business' projected working capital and development capital needs.

     o Provide the contributions and expertise of Charles McNeil, Jim Stirbis (finance and accounting), Kathy Matheny (tax), Mark Ziegler (project finance) and, except as provided in Exhibit D below, Brian Humphrey and George Davies (legal) or substantially equivalent Persons if NexGen is forced to sever their relationships with these persons.

     o    Serve as Tax Matters Partner for the Company.

     o    Provide marketing and consulting expertise of Ron Bosen.

                               Schedule 6.9(a)(ii)
                               -------------------

NexGen's Non-reimbursable Duties under Section 6.9(a)(ii):
----------------------------------------------------------

     o Structure and assist in obtaining project finance funding for plant development and testing and additional funding necessary to support the Business' projected growth.

     o Provide expanded market access to assist the Company in marketing the Technology.

     o Structure and assist in obtaining project finance funding for the Business' projected working capital and development capital needs.

     o Provide the contributions and expertise of Charles McNeil, Jim Stirbis (finance and accounting), Kathy Matheny (tax), Mark Ziegler (project finance) and, except as provided in Exhibit D below, Brian Humphrey and George Davies (legal) or substantially equivalent Persons if NexGen is forced to sever their relationships with these persons.

     o    Serve as Tax Matters Partners for the Company.

     o    Provide marketing and consulting expertise of Ron Bosen.

                                 Schedule 6.9(b)
                                 ---------------

ADA's Non-reimbursable Duties under Schedule 6.9(b):
----------------------------------------------------

     o    Provide technical, engineering and marketing resources to the Company.

     o Continue to research and develop improvements to the Chemicals and Additives, as defined in the Supply Agreement.

     o ADA shall be responsible for ensuring that all Chemicals and Additives comply with all applicable Laws, including, without limitation, obtaining and maintaining all governmental registrations, registration applications, temporary registrations, experimental use permits, applications and emergency use exemptions.

     o ADA shall take such steps as may be reasonable or desirable under the circumstances to secure any necessary intellectual property or intellectual property rights to allow the Company to carry on the Business without undue burden, interference or objection (or unreasonable risk of burden, interference or objection) from any third party, and bear all costs associated therewith or related thereto.

     o ADA shall develop, test, troubleshoot, and market the Technology as agreed upon from time to time by the parties in the Annual Business Plan, as well as provide usual and customary support for installations of the Technology in the field.

     o ADA shall oversee all supply, design and fabrication work related to the Technology and all components thereof.

     o ADA shall obtain and maintain, at ADA's sole cost and expense, all permits, licenses, and registrations required by Law for the sale of the Chemicals and Additives, unless such expense is properly determined to be an expense of the Company, as set forth in the Annual Business Plan.

     o Provide order taking, order processing and invoicing for all contracts or agreements with customers of the Business who purchase Chemicals and Additives, Equipment, and/or Technical Engineering Services from the Company.

     o Provide the contributions and expertise of Mike Durham, Nina French, Mark McKinnies, Jon Barr and Richard Schlager or substantially equivalent Persons if ADA is forced to sever their relationships with these Persons.

Arrange for the Equipment to be sold to the Company in furtherance of the Business from third party suppliers or equipment manufacturers.

                                 Schedule 6.9(d)
                                 ---------------

NexGen's Reimbursable Duties:
-----------------------------

     o Arrange for the providing of legal work (corporate and tax) associated with all elements of structuring the accreditation of qualifying installations and contractual relationships with third parties so they are eligible for Section 45 Tax Credits.